Exhibit 10.19

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION IS BOTH (A) NOT MATERIAL AND (B) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

EXCLUSIVE LICENSE AGREEMENT

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

INTELLIKINE, INC.

for

[***]

Intellikine License Agreement SV21274327 v25

Exhibit 10.19

TABLE OF CONTENTS

Article No. Title Page

(N/A) BACKGROUND 1

1. DEFINITIONS 3

2. GRANT 11

3. SUBLICENSES 13

4. PAYMENT TERMS 17

5. LICENSE ISSUE FEE 19

6. LICENSE MAINTENANCE FEE 19

7. SUBLICENSING REVENUE FEE 20

8. EARNED ROYALTIES AND MINIMUM ANNUAL ROYALTIES 21

9. MILESTONE PAYMENTS 23

10. DUE DILIGENCE 24

11. PROGRESS AND ROYALTY REPORTS 28

12. BOOKS AND RECORDS 32

13. TERM OF THIS AGREEMENT 32

14. TERMINATION BY THE REGENTS 33

15. TERMINATION BY LICENSEE 34

16. DISPOSITION OF LICENSED PRODUCTS AND LICENSED SERVICES UPON TERMINATION OR EXPIRATION 34

17. USE OF NAMES AND TRADEMARKS 35

18. LIMITED WARRANTY 35

19. LIMITATION OF LIABILITY 36

Exhibit 10.19

20. PATENT PROSECTUTION AND MAINTENANCE 36

21. PATENT MARKING 39

22. PATENT INFRINGEMENT 39

23. INDEMNIFICATION 41

24. NOTICE; PAYMENTS 44

25. ASSIGNABILITY 45

26. WAIVER 46

27. FORCE MAJEURE 46

28. GOVERNING LAWS; VENUE; ATTORNEYS FEES 46

29. GOVERNMENT APPROVAL OR REGISTRATION 46

30. COMPLIANCE WITH LAWS 47

31. CONFIDENTIALITY 47

32. MISCELLANEOUS 49

Exhibit 10.19

EXCLUSIVE LICENSE AGREEMENT

for

[***]

This license agreement (the “Agreement”) is made effective as of August 10, 2007 (the “Effective Date”), by and between The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 (“The Regents”) and acting through its Office of Technology Management, University of California San Francisco, 185 Berry Street, Suite 4603, San Francisco, CA 94107 (“UCSF”), and Intellikine, Inc., a Delaware corporation having a principal place of business at 575 Old Mill Road, San Marino, CA 91108 (the “Licensee”).

BACKGROUND

A. Certain inventions, generally characterized as [***]) (collectively, the “Invention”), were made in the course of research at UCSF, by [***], all employees of UCSF, and [***], an employee of the Howard Hughes Medical Institute (“HHMI”) and a member of the faculty of UCSF, (collectively, the “Inventors”) and are claimed in the Patent Rights as defined below.

B. The development of the Invention was sponsored in part by the United States Department of Health and Human Services and, as a consequence, this license is subject to overriding obligations to the United States Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations including a non-exclusive, non-transferable, irrevocable, paid-up license to practice or have practiced the Invention for or on behalf of the United States Government throughout the world.

C. HHMI assigned its rights in the Invention to The Regents under the terms of the interinstitutional agreement by The Regents with HHMI having UC Control No. [***] (the “HHMI Interinstitutional Agreement”), and accordingly, The Regents has the authority to license the entire interest in the Invention and any patent rights claiming the Invention. Under the terms of the HHMI Interinstitutional Agreement, The Regents will provide HHMI with one copy of the fully executed Agreement, which will be maintained as confidential by HHMI pursuant to the terms of the HHMI Interinstitutional Agreement.

Exhibit 10.19

D. Under the terms of the HHMI Interinstitutional Agreement, HHMI has reserved a non-exclusive, paid-up, royalty-free, irrevocable license, with no right to assign or sublicense others, to make and use the Invention for research purposes only.

E. The Licensee has evaluated the Invention under a Secrecy Agreement with The Regents with an effective date of [***] (the “Secrecy Agreement”).

F. The Licensee and The Regents have executed a Letter of Intent (UC Control No. [***]) with an effective date of [***] (the “Letter of Intent”).

H. The Licensee wishes to obtain certain rights from The Regents for the commercial development of the Invention, in accordance with the terms and conditions set forth herein and The Regents is willing to grant those rights to the Licensee so that the Invention may be developed and the benefits thereof enjoyed by the general public.

I. The scope of such rights granted by The Regents is intended to extend to the scope of the patents and patent applications in the Patent Rights, but only to the extent that The Regents has proprietary rights in and to the Valid Claims of such Patent Rights.

J. The Licensee is a “small business firm” as defined in 15 U.S.C. §632.

K. Both parties hereto recognize and agree that Earned Royalties are due under this Agreement, with respect to Products, services and methods and that such royalties will be paid with respect to both pending patent applications and issued patents, in accordance with the terms and conditions set forth herein.

L. The Licensee acknowledges that: (i) consideration for Technology Rights is being paid to The Regents due to the grant by The Regents to the Licensee of early access to the Invention; (ii) some of the technology in Technology Rights may become public without a decrease in consideration due to The Regents under this Agreement; and (iii) while the Licensee is subject to restriction as to dissemination of technology in Technology Rights, The Regents may make such technology available to others without restriction.

M. [***]

The parties hereto agree as follows:

1. DEFINITIONS; CERTAIN REFERENCES

As used in this Agreement, the following terms, whether used in the singular or plural, will have the following meanings; other initially-capitalized terms used in this Agreement and not defined in this Article 1 will have such meaning for such term as is set forth for such term

Exhibit 10.19

elsewhere in this Agreement; references in this Agreement to Articles and Sections are to Articles and Sections of this Agreement:

1.1 “action” means any action, litigation or suit brought in law or in equity.

1.2 An “Affiliate” means any entity which, now or at any time during the term of this agreement, directly or indirectly, Controls the Licensee, is Controlled by the Licensee or is under common Control with the Licensee, but only for so long as such Control continues, where “Control” means (a) having the actual, present capacity to elect a majority of the members of the Board of Directors, or other governing body, of such Affiliate; (b) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect members of the Board of Directors or other governing body of such Affiliate, or (c) in any Country where local law will not permit foreign equity participation of a majority of such voting rights, then Control will mean ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or other equity interest or voting rights as is permitted by local law for foreign equity participation.

1.3 “Annual License Maintenance Fee” has the meaning assigned to it in Article 6.

1.4 “Biological Material” has the meaning assigned to it in Section 31.6.

1.5 “Claims” has the meaning assigned to it in Section 23.l.

1.6 “Combined Product or Service” means a combined Product or Service that contains or uses a Licensed Product, Licensed Method, or Licensed Service, and at Least one other Product or process (a “Combination Component”), together, where (a) such Combination Component is not itself a Licensed Product, Licensed Method, or Licensed Service, (b) if such Combination Component(s) were removed from such combined Product or Service, the manufacture, use, Sale or import of the resulting Product or Service in or into a particular Country would infringe, but for a license, the same Valid Claim in the Country where such manufacture, use, Sale or import occurs as such combined Product or Service, (c) such Combination Component and such Licensed Product, Licensed Method, or Licensed Service are Sold separately, or if not at the time being Sold by any party can be Sold separately, whether in either case by Licensee or by any Sublicensee or by any other party, (d) such Combination Component does not, by itself or together with a Licensed Product, Licensed Method, or Licensed Service, function so as to achieve the same purpose for which such Licensed Product, Licensed Method, Licensed Service is Sold [***].

Exhibit 10.19

1.7 “Country” or “Countries” means a state or nation or other geographically-defined jurisdiction, as relevant.

1.8 “dollars” means United States dollars.

1.9 “Earned Royalties” has the meaning assigned to it in Article 8.

1.10 “Exploitation” or “Exploited” means any use which is permitted by this Agreement but which does not give rise to Net Sales.

1.11 “FDA” means the United States Food & Drug Administration.

1.12 “Field of Use” means all fields and all uses.

1.13 “foreign” means outside of the United Stales.

1.14 “Gross Invoice Price” means the Gross Invoice Price charged by, and the value of any other consideration owed to, under legally binding written or oral agreements, the Licensee or Direct Sublicensee or Secondary Sublicensee, as relevant, with respect to the Sale or other disposition of a Licensed Product or Licensed Service, or from a Combined Product or Service, as the case may be.

1.15 “HHMI Indemnitees” has the meaning assigned to it in Section 23.1.

1.16 “Infringement Notice” has the meaning assigned to it in Section 22.1.

1.17 “Joint Venture” means any separate entity established pursuant to an agreement between a third party and the Licensee and/or any Sublicensee to constitute a vehicle for a joint venture, in which the separate entity manufactures, uses, purchases, Sells or acquires Licensed Products from the Licensee or front such Sublicensee.

1.18 “Know-How” means any unpatented proprietary information that exists as of the Effective Date, including without limitation, ideas, concepts, formulas, methods, designs, plans, and any information relating to research and development plans, preclinical and clinical data, chemical synthesis, scale-up and manufacturing, toxicology, regulatory, stability, and biochemical or cellular screening data obtained in UCSF laboratories as of the Effective Date and which are described in Appendix A with respect to compounds under UC Case Nos. [***] which have been synthesized by the Effective Date, and any other information relevant to manufacture, development, commercialization; all of which were developed solely in the laboratory of [***], by [***] or by others working under [***] direct supervision, at UCSF and embodied by the Patent Rights.

1.19 “License” has the meaning assigned to it in Section 2.1.

Exhibit 10.19

1.20 “License Issue Fee” has the meaning assigned to it in Section 5.1.

1.21 “Licensed Method” means any process, art or method the use or practice of which in the relevant Country, but for the License, would infringe, or contribute to, or induce the infringement of, any of the Patent Rights if such relevant Patent Rights were issued and in effect and valid at the time of the infringing activity in such Country.

1.22 “Licensed Product” means any Product, including, without limitation, a Product for use or used in practicing a Licensed Method and any Product made by practicing a Licensed Method, and including [***] Licensed Products and [***] Licensed Products, as defined in Section 1.23 and 1.24 respectively, the manufacture, use, Sale, offer for Sale or import of which in each case in the relevant Country, but for the License, would infringe, or contribute to, or induce the infringement of, any of the Patent Rights if such relevant Patent Rights were issued and in effect and valid at the time of such infringing activity in the relevant Country.

1.23 “[***] Licensed Product” means a Licensed Product covered by a Valid Claim in any of the Patent Rights that claim priority to [***].

1.24 “[***] Licensed Product” means a Licensed Product covered by a Valid Claim in any of the Patent Rights that claim priority to [***].

1.25 “Licensed Service” means any Service provided for consideration (whether in cash or any other form), when such Service (a) involves the use of a Licensed Product, and/or (b) involves the practice of a Licensed Method, and/or (c) involves the use of Technology Rights.

1.26 “Milestone Payment” has the meaning assigned to it in Section 9.1.

1.27 “Minimum Annual Royalty” has the meaning assigned to it in Section 8.2.

1.28 “Net Sales” means, as relevant, (a) all proceeds actually received by the Licensee or by a Sublicensee from the Sale of any Licensed Product, Licensed Method, or Licensed Service, or (b) all proceeds actually received by the Licensee or by a Sublicensee from the Sale of any Combined Product or Service, in the case of both (a) and (b) above subject to the provisions of subsections (1) through (3) which immediately follow subsection 1.28.7; less in each case the following items, but only to the extent that such item in each case actually pertains to the Sale of such Licensed Product, Licensed Method or Licensed Service, or Combined Product or Service, and are separately billed (the “Deductions”):

1.28.1 [***]

1.28.2 [***]

Exhibit 10.19

1.28.3 [***]

1.28.4 [***]

1.28.5 [***]

1.28.6 [***]

1.28.7 [***]

(1) [***]

[***]

(i) [***]

(ii) [***]

(2) [***]

(3) [***]

1.29 “New Developments” means inventions, or claims to inventions, which constitute advancements, developments or improvements, whether or not patentable and whether or not the subject of any patent application, which are not sufficiently supported by the specification of a previously-filed patent or patent application within the Patent Rights to be entitled to the priority date of the previously-filed patent or patent application.

1.30 “Notice of Default” has the meaning assigned to it in Article 14.

1.31 “Original Materials” means physical material of one or more of the chemical compounds listed in Appendix A attached hereto and incorporated herein by reference that exists as of the Effective Date.

1.32 “Patent Prosecution Costs” means the costs of preparing, filing, prosecuting and maintaining all United States and foreign patent applications contemplated by this Agreement including, without limitation, patent prosecution costs for the Invention incurred by The Regents prior to the execution of this Agreement and any patent prosecution costs that may be incurred for patentability opinions, re-examination, re-issue, interferences, oppositions or inventorship determinations, and patent maintenance expenses, in each case during the term of this Agreement.

1.33 “Patent Rights” means the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents, the following United States patents and patent applications:

[***]

Exhibit 10.19

The Patent Rights will further include (a) the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents, the corresponding foreign patents and patent applications (as may be requested by the Licensee of The Regents pursuant to Section 20.5) and (b) any reexaminations, extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates or the equivalent thereof, reissues, substitutions, continuations, divisions, and continuation-in-part (but only those Valid Claims in the continuation-in-part that are entirely supported in the specification of the parent application and entitled to the priority date of the parent application), but excludes any rights in and to New Developments.

1.34 “Product” means any kit, article of manufacture, composition of matter, material, compound, component or other product.

1.35 “Proprietary Information” has the meaning assigned to it in Section 31.1

1.36 “Sale,” “Sell,” and “Sold”, “Sale” means the act of selling, leasing or otherwise transferring, providing, or furnishing or disposing for use, in each case for any consideration (regardless of the form of the consideration), which if non-cash will have the monetary value in dollars that would be obtained for such consideration in an arms length transaction at the time of such transfer, provision, furnishing, or disposition, and provided that if either party hereto disputes in good faith the determination by the other party hereto as to such monetary value, the parties will discuss and resolve such matter promptly and in good faith. “Sell” means to make a Sale or to cause a Sale to be made. “Sold” means to have made a Sale or to have caused a Sale to be made. Licensed Products provided by the Licensee or any Sublicensee for administration in preclinical trials, and to patients in clinical trials, or to be distributed through a not-for-profit foundation or other not-for-profit organization at no charge or at a nominal charge by such foundation or organization to eligible patients, in each case will not be deemed to be Sold (but will be deemed to be Exploited), if in such case the relevant providing party (as among the Licensee and Sublicensees) receives no consideration from the party conducting such preclinical trials or clinical trials, nor otherwise from such preclinical trials or clinical trials, nor from such not-for-profit foundations or organizations, as relevant, for such use of such Licensed Products, and provided that (a) the obtaining by the providing party (as among the Licensee and

Sublicensees) of rights to data or results of any preclinical trials or clinical trials will not be deemed to be the receipt of consideration by the providing party (as among the Licensee and

Exhibit 10.19

Sublicensees), and (b) the provision by the providing party (as among the Licensee and Sublicensees) of any Licensed Products to their respective third party consultants and contractors for the purpose of performing research on and/or development of a Licensed Product or Licensed Service for the providing party will not be deemed to be a Sale but will be deemed to be an Exploitation.

1.37 “Service” means any service provided for consideration (whether in cash or any other form).

1.38 “Sublicensee” means any Direct Sublicensee or Secondary Sublicensee.

1.39 “Direct Sublicensee” means any person or entity (including any Affiliate or Joint Venture) to which any of the License rights granted to the Licensee hereunder are sublicensed by the Licensee.

1.40 “Secondary Sublicensee” mean any party to whom a Direct Sublicensee sublicenses rights under, and to the extent permitted by, such Sublicensee’s sublicense from the Licensee pursuant to this Agreement.

1.41 “Sublicensing Revenues” means amounts, whether consisting of cash or any other form of consideration (including, “without limitation, any licensing fees, maintenance fees, or milestone payments), received by or payable to the Licensee from any Direct Sublicensee (including any Affiliate and/or Joint Venture), in each case in consideration of, as relevant, the grant of a sublicense hereunder by the Licensee to such Direct Sublicensee or the grant of a sublicense hereunder by the Direct Sublicensee to a Secondary Sublicensee, provided that Sublicensing Revenues will not include amounts so received by or payable to the Licensee that are reasonably and fairly attributable to any of the following [***].

1.42 “Technology Rights” means (a) The Regents’ personal property rights in the Original Materials; and (b) The Regents’ personal proprietary rights in Know-How which exist as of the Effective Date.

1.43 “Valid Claim” means (a) a pending claim of a patent application that is included under Patent Rights, that is being prosecuted diligently and in good faith pursuant to Section 20, or (b) an issued claim of any such patent in any Country that (i) has not expired; (ii) has not been disclaimed; (iii) has not been cancelled or superseded, or if cancelled or superseded, has been reinstated; and (iv) has not been revoked, held invalid, or otherwise declared unenforceable or

Exhibit 10.19

not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such Country from which no further appeal has or may be taken.

2. GRANT

2.1 Subject to the limitations and other terms and conditions set forth in this Agreement including the license granted to the United States Government, and those reserved by HHMI, set forth in each case under “Background” at the beginning of this Agreement, and in Section 2.3.1, The Regents grants to the Licensee a license (the “License”), to make, have made, use, Sell, offer for Sale and import Licensed Products and Licensed Services and to practice Licensed Methods, in the United States, and in all other Countries where The Regents may lawfully grant such license rights, in the Field of Use, which grant includes the right of the Licensee to grant sublicenses as set forth in Article 3.

2.2 Except as otherwise provided for in this Agreement, the License granted under Patent Rights in Section 2.1 (the “Patent Rights License”) is exclusive. Except as otherwise provided for in this Agreement, the License granted under Technology Rights in Section 2.1 (the “Technology Rights License”) is non-exclusive.

The License is subject to the following:

2.3.1 The obligations to the United States Government under 35 U.S.C. §§ 200-212 and all applicable governmental implementing regulations, as amended from time to time, including the obligation to report on the utilization of the Invention as set forth in 37 CFR. § 401.14(h), and all applicable provisions of any license to the United Stares Government executed by The Regents. The licenses granted hereunder also will be subject to the paid-up, non-exclusive, irrevocable licenses reserved by HHMI to make and use the Invention for its academic research purposes only, but with no right to commercialize itself (where research collaboration agreements between HHMI and non-profit and/or for-profit entities are not considered to be “commercialization”), nor to grant to any sponsor of any work done at HHMI, or done by or on behalf of any such collaborator, any rights to commercialize the results thereof. Such licenses reserved by HHMI specified in the recitals and the immediately prior sentence are non-transferable and do not include the right to sublicense

Exhibit 10.19

others. Moreover, the Licenses granted to Licensee hereunder also are subject to HHMI’s statement of policy on research tools, which can be found at: [***]; and

2.3.2 The National Institutes of Health “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources,” 64 F.R. 72090 (Dec. 23, 1999), as amended from time to time.

2.4 Title in and to the Original Materials and any rights, including any and all intellectual property rights, relating thereto is owned by The Regents and is not transferred to the Licensee under this Agreement. The Licensee may receive samples of certain Original Materials from [***] or from a representative of The Regents, including other personnel of UCSF, pursuant to this Agreement. The Licensee may use such Original Materials solely as necessary to exercise the rights granted to the Licensee hereunder, provided, however, in no event may the Licensee Sell or otherwise dispose of or provide such Original Materials to any third party except solely as provided for in Section 31.6.2. The Licensee will notify The Regents in writing if the Licensee receives, pursuant to this Agreement, any material from [***], or from any representative of The Regents, which is not listed in Appendix A hereto, and if the Licensee receives any such material, the Licensee may not use such material without the written permission of The Regents.

2.5 The Regents reserves and retains the right (and the rights granted to the Licensee in this Agreement will be limited accordingly) to make, use and practice the Invention, the Technology Rights and any technology relating to any of the foregoing and to make and use any Products and to practice any process that is the subject of the Patent Rights (and to grant any of the foregoing rights to other educational and non-profit institutions, using the general form of the Material Transfer Agreement attached hereto as Appendix C) for educational and research purposes only, including without limitation, any sponsored research performed for or on behalf of commercial entities and including the right to publish and communicate any research results, but with no right to grant rights to any such sponsor for profit-making or commercial uses under the Patent Rights exclusively licensed to Licensee. To the extent that the Invention, the Technology Rights, the Original Materials, and any technology relating to any of the foregoing are not the subject of the exclusive license granted to the Licensee hereunder, The Regents will

Exhibit 10.19

be free to make, use, Sell, offer to Sell, import, practice and otherwise commercialize and exploit (including to transfer, license to, or have exercised by, third parties hereto) for any purpose whatsoever and in its sole discretion, such Invention, Technology Rights, Original Materials, and any technology and any Products or processes that are the subject of any of the foregoing.

2.6 Because the Invention was made under funding provided by the United States Government, any tangible materials comprising the Invention, and any Products, including any Licensed Products, embodying the Invention that in each case are sold in the United States will be substantially manufactured in the United States.

2.7 To the extent The Regents is legally able to do so, and only to the extent of the actual knowledge of the licensing professional within UCSF responsible for management of this Agreement without an affirmative duty to inquire, The Regents will use its commercially reasonable efforts to notify Licensee in writing of any publication made by [***] relating to [***].

3. SUBLICENSES

3.1 The License granted under Article 2 includes the right of the Licensee, for as long as the License is exclusive pursuant to the terms of this Agreement, to sublicense to Direct Sublicensees (including to Affiliates and Joint Ventures) any of the rights granted to the Licensee hereunder, on an exclusive or non-exclusive basis, as to the Patent Rights under the Patent Rights License, as determined by the Licensee, and solely on a non-exclusive basis as to the Technology Rights under the Technology Rights License, and provided that the Licensee may not sublicense any Technology Rights to a Sublicensee except in connection with a sublicense by the Licensee to Patent Rights to the same Sublicensee. Notwithstanding the foregoing, and subject to the further provisions of this Section 3.1 providing for [***]. The Licensee may grant its Direct Sublicensee(s) the right to further sublicense to Secondary Sublicensee(s) any of the rights granted to the Licensee hereunder, but not greater than the rights granted by the Licensee to such relevant Direct Sublicensee, provided that if such Secondary Sublicensee is an entity that is not an Affiliate of the Direct Sublicensee and such sublicense would grant rights to the Secondary Sublicensee to uses of the Patent Rights or Technology Rights other than for the development, manufacture, marketing and Sales of Licensed Products (a) that are substantially similar to those that are developed or under development by the Direct Sublicense during the term of the sublicense to such Direct Sublicensee from the Licensee, or (b) that are anticipated, in writing

Exhibit 10.19

between the Direct Sublicensee and the Licensee, to be developed under the sublicense to the Direct Sublicensee for human therapeutic uses, then [***]. Each grant of a sublicense by the Licensee to any Direct Sublicensee, and by any Direct Sublicensee to any Secondary Sublicensee, must be pursuant to a written sublicense agreement, which sublicense agreement will include all of the terms, conditions, obligations and other restrictions of this Agreement that protect or benefit HHMI’s and The Regents', and, as applicable, the United States Government's, rights and interests, other than those terms, conditions and obligations specified in [***], and which will provide (1) that if any rights under the Patent Rights License [***] to the Licensee as provided in this Agreement, then such sublicense, if it is not already [***], will automatically [***], and (2) for [***].

3.2 Affiliates and Joint Ventures will have no licenses or rights under this Agreement unless such Affiliate or Joint Venture is granted a sublicense, as a Direct Sublicensee, by the Licensee hereunder.

3.3 If The Regents and the Licensee each own an undivided interest in any Patent Rights licensed hereunder (for example, by jointly owning rights in any continuation-in-part under any Patent Rights), the Licensee will not separately grant a license to any third party under such rights of the Licensee without concurrently granting a sublicense to such third party (which third party thus will be a Direct Sublicensee), as to the rights granted to the Licensee under this Agreement, on the terms and conditions described in this Article 3.

3.4 The Licensee will notify The Regents in writing, within [***] the grant by the Licensee or a sublicense hereunder to a Direct Sublicensee, or after any amendment to any such granted sublicense, and will with such notice provide The Regents with a complete copy of each sublicense or of such, amendment, as relevant. All such notices and copies of such sublicenses made under this Agreement, and of amendments thereto, will be deemed to be Proprietary Information of the Licensee as so delivered to The Regents.

3.5 All Net Sales made by Sublicensee will, for the purpose of Earned Royalties and Minimum Annual Royalties due from the Licensee to UCSF under this Agreement by the Licensee, be deemed to be Net Sales by the Licensee, and the Licensee will collect from Direct Sublicensees and, directly from Secondary Sublicensees or through the relevant Direct Sublicensee, and will, subject to the provisions of Section 3.5.1, pay to The Regents when due

Exhibit 10.19

hereunder as if such Net Sales had been made by the Licensee, all fees, payments and royalties due to be paid to The Regents hereunder as if Net Sales were made by the Licensee, such that if the Licensee grants a sublicense that contains a provision for payment of royalties by any Sublicensee in an amount that is less than the Sublicensee Royalty required to be paid under Section 8.1, then the Licensee will pay to The Regents a total amount equal to the Sublicensee Royalty based on the Sublicensees’ Net Sales as provided for in Section 8.1.

3.5.1 The Licensee does not guarantee any monies due The Regents from Sublicensees that are not received by the Licensee. Any failure of the Licensee to pay to The Regents any amounts of Net Sales of any Sublicensee before the Licensee receives such amounts from such Sublicensee under the relevant sublicense will not be a breach of the Licensee's obligations under this Agreement to pay to The Regents amounts as to Net Sales of such Sublicensee, provided that the Licensee (a) [***], (b) [***], (c) will notify The Regents in writing of any such default within [***], (d) will, within [***] pay to The Regents the amount due hereunder from the Licensee with respect to the Net Sales of such Sublicensee to which such payment by the Sublicensee to the Licensee relates, and (e) will enact a plan, which will be mutually agreed upon by the Licensee and The Regents within [***], for addressing such Sublicensee’s default if such default has not been cured prior to [***].

3.5.2 If at any time legal restrictions prevent the prompt remittance of Earned Royalties or other consideration owed to The Regents by the Licensee with respect to any Country where a sublicense is issued or a Licensed Product or Licensed Service is Sold, then the Licensee will not be in breach of its obligations of payment hereunder to The Regents so long as (i) the Licensee has notified The Regents in writing of the legal restriction preventing remittance within [***], and (ii) the Licensee is enacting a plan, which will be mutually agreed upon by The Regents and Licensee within [***], under which Licensee will [***].

3.5.3 The Licensee will require each Sublicensee to provide the Licensee with all progress reports and royalty reports in accordance with the provisions

Exhibit 10.19

hereof which are applicable to the Licensee, as to Net Sales by such Sublicensee, and the Licensee will deliver to The Regents a copy of all such reports from such Sublicensees. All such reports will be deemed to be Proprietary Information of the Licensee as so delivered to The Regents.

3.6 If the Licensee licenses to any third party (including any Direct Sublicensee) any patent rights assigned to or otherwise acquired by the Licensee apart from the Patent Rights to which the Licensee has rights under the License (“Licensee's Patent Rights”), and the Licensee believes, in good faith, that such third party licensee will, under such third party licensee’s exercise of such rights so licensed to the Licensee’s Patent Rights, infringe any of the Patent Rights, then the Licensee will not separately grant a license to such third party licensee under Licensee’s Patent Rights without concurrently granting a sublicense to such third party licensee, in such case as a Direct Sublicensee, under the Patent Rights on the terms required under this Agreement for such sublicense to a Direct Sublicensee.

3.7 [***]

4. PAYMENT TERMS

4.1 Earned Royalties are payable on Net Sales of Licensed Products and Licensed Services covered by a Valid Claim within the Patent Rights. Earned Royalties will accrue in each Country for the duration of the Patent Rights in such Country and will be payable to The Regents when Licensed Products or Licensed Services are invoiced, or if not invoiced, when delivered or otherwise Sold by the Licensee or Sublicensee.

4.2 The Licensee will pay to The Regents all Earned Royalties, Sublicensing Revenues Fees and other consideration payable to The Regents under this Agreement [***], as to Earned Royalties, Sublicensing Revenues Fees and other consideration which has accrued within the Licensee's most recently completed [***].

4.3 All consideration due The Regents by the Licensee under this Agreement will be paid in dollars by check payable to “The Regents of the University of California” or by wire transfer to an account designated by The Regents in writing to the Licensee. [***]. When Licensed Products or Licensed Services are Sold for monies other than dollars, amounts due to be paid by the Licensees to The Regents under this Agreement will first be determined in the foreign currency of the Country in which such Licensed Products or Licensed Services were Sold

Exhibit 10.19

and then will be converted into dollars. The exchange rate for such conversion into dollars will be [***].

4.4 Sublicensing Revenues Fees and Earned Royalties on Net Sales of Licensed Products or Licensed Services and other consideration accrued in any Country outside the United States [***].

4.5 If any patent or claim thereof included within the Patent Rights is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has been taken or can be taken, then all obligation to pay royalties based on that patent or claim or any claim patentably indistinct therefrom will cease as of the date of such final decision, provided that the Licensee will not be relieved from paying any royalties hereunder that accrued before such final decision, and the Licensee will be obligated to pay the full amount of royalties due hereunder to the extent that The Regents licenses one or more Valid Claims within the Patent Rights to the Licensee, under the License, with respect to Licensed Products or Licensed Services.

4.6 No Earned Royalties will be collected or paid hereunder to The Regents on Licensed Products or Licensed Services Sold to, or otherwise Exploited for, the account of the United States Government as provided for in the license rights reserved hereunder to the United States Government. The Licensee, and any Sublicensee, will reduce the amount charged for Licensed Products or Licensed Services Sold to the United States Government by an amount equal to the Earned Royalties for such Licensed Products or Licensed Services otherwise due to The Regents hereunder. Such reduction in Earned Royalties will be in addition to any other reductions in price for such Licensed Products and/or Licensed Services required by the United States Government.

4.7 In the event that royalties, fees, reimbursements for Patent Prosecution Costs or other monies owed to The Regents under this Agreement have not been received by The Regents when due, the Licensee will pay to The Regents, in addition to such due amounts, interest on such due amounts at the rate of [***], with such interest calculated from the date payment was due until such payment actually is received by The Regents. Such accrual of interest will be in addition to and not in lieu of, enforcement of any other rights of The Regents due to such late payment.

5. LICENSE ISSUE FEE

Exhibit 10.19

5.1 The Licensee will pay to The Regents a license issue fee (the “License Issue Fee”) in cash of [***] for the grant herein of the License. Of such License Issue Fee, the Licensee will pay (a) [***)] to The Regents within [***]; and (b) [***] to The Regents on the date [***]; and (c) [***] to The Regents on the date [***].

5.2 The License Issue Fee is non-refundable, non-cancelable and is not an advance, or otherwise creditable, against any amounts required to be paid by the Licensee under the terms of this Agreement (excluding any withholding tax due the United States Government).

6. ANNUAL LICENSE MAINTENANCE FEE

The Licensee will also pay to The Regents a license maintenance fee (the “Annual License Maintenance Fee”) of [***] beginning on, and payable within [***], and payable within [***] during the term hereof, until such time as the Licensee is Selling or otherwise Exploiting Licensed Products or Licensed Services and is paying Earned Royalties to The Regents. No Annual License Maintenance Fee will be due or payable, other than any such Annual License Maintenance fee which otherwise then is due and payable as to prior periods and which has not yet been paid by the Licensee to The Regents, from and after the date upon which the first obligation of the Licensee hereunder to pay any Earned Royalties to The Regents has accrued. Amounts paid by the Licensee to The Regents as Annual License Maintenance Fees are non-refundable, non-cancelable, and will not be credited as an advance against, or otherwise creditable against, any other amounts due from the Licensee to The Regents under this Agreement.

7. SUBLICENSING REVENUE FEE

The Licensee will pay to The Regents the following fee (the “Sublicensing Revenues Fees”) with respect to all Sublicensing Revenues, which amounts will be non-refundable and which will not be credited against any other amounts due from the Licensee to The Regents under this Agreement:

7.1.1 [***] of all Sublicensing Revenues, received by the Licensee, attributable [***], if such sublicense is executed prior to [***]; or

7.1.2 [***] of all Sublicensing Revenues, received by the Licensee, attributable to [***], if such sublicense is executed after ***], but prior to [***]; or

7.1.3 [***] of all Sublicensing Revenues, received by the Licensee, attributable to [***], if such sublicense is executed after [***], but prior to [***]; or

Exhibit 10.19

7.1.4 [***] of all Sublicensing Revenues, received by the Licensee, [***], if such sublicense is executed after [***]; or

7.1.5 [***] of all Sublicensing Revenues, received by the Licensee, attributable to any sublicense by the Licensee to a Direct Sublicensee, if such sublicense [***].

7.2 [***]

8. EARNED ROYALTIES AND MINIMUM ANNUAL ROYALTY

8.1 In addition to the License Issue Fee, the Annual License Maintenance Fee and the Sublicensing Revenues Fees, Licensee will also pay to The Regents, with respect to Net Sales of the Licensee and its Affiliates and Joint Ventures, and of each Direct Sublicensee other than (in order to avoid duplication) an Affiliate or Joint Venture, and of each Secondary Sublicensee, the following Earned Royalties in cash (the “Earned Royalties”); Earned Royalties will be payable on Net Sales covered by pending patent applications and on Net Sales covered by issued patents, in each case as licensed to the Licensee hereunder:

8.1.1 [***] with respect to cumulative Net Sales by, collectively, the Licensee and Direct Sublicensees and Secondary Sublicensees, from and after the Effective Date, up to and including [***]; and

8.1.2 [***] with respect to Cumulative Net Sales by collectively the Licensee and Direct Sublicensee and Secondary Sublicensees, from and after the Effective Date, in excess of [***] up to and including [***]; and

8.1.3 [***] with respect to cumulative Net Sales by collectively the Licensee and Direct Sublicensees and Secondary Sublicensees, from and after the Effective Dale, above [***].

8.2 The Licensee will also pay to The Regents a Minimum Annual Royalty (the “Minimum Annual Royalty”) of [***] in cash for [***] during the term hereof, beginning with the year in which the first Sale of the first Licensed Product to be Sold occurs. Such Minimum Annual Royalty will be paid to The Regents by [***] and will be credited against the Earned Royalties due for the [***] in which such payment of the Minimum Annual Royalty was made. The Licensee's obligation to pay the Minimum Annual Royalty in the [***] in which such first Sale occurs will be prorated for [***] and will be due the next-occurring [***] (along with the Minimum Annual Royalty payment for such [***]), to allow for crediting of such prorated [***]

Exhibit 10.19

Earned Royalties. Licensee’s obligation to pay a Minimum Annual Royalty as defined in this Section 8.2 will cease on [***], if on such [***] no patent has issued under the Patent Rights, and will not commence again until the [***] in which the first patent under the Patent Rights issues.

8.3 In the event it becomes necessary for the Licensee or any Sublicensee to obtain a license to patent rights owned by an unaffiliated third party (defined as a third party which is not an Affiliate, Joint Venture, or further Sublicensee of the Licensee or of such Sublicensee) in order to make, have made, use, Sell, offer to Sell or import Licensed Products or Licensed Services, and Licensee or Sublicensee is required to pay a royalty to both The Regents under this Agreement and the unaffiliated third party under such separate license agreement in order to practice Licensed Methods and to make, have made, use, Sell, offer to Sell or import Licensed Products, then the Earned Royalty applicable hereunder may be reduced by the excess over [***], including in such [***] the relevant Earned Royalty payable under Section 8.1 at the time in question, [***], provided that in no event will the Earned Royalty due to The Regents be reduced to less than [***] of the amount due The Regents as specified in Section 8.1, in any given payment period. The Licensee, or, as relevant, a Sublicensee, may only reduce the Earned Royalty due to The Regents hereunder for licenses to patent rights owed to the same unaffiliated third party once, collectively among the Licensee and all Sublicensees, together. No reduction pursuant to this Section 8.3 will be available with respect to any Combined Product or Service if no such royalty would have been payable to such unaffiliated third party, who is not an Affiliate, Joint Venture, or sublicense of the Licensee or any Sublicensee, if the relevant Combination Component were not included in such Combined Product or Service.

9. MILESTONE PAYMENTS

9.1 With respect to each [***] Licensed Product, the Licensee will pay to The Regents the following amounts, which will be non-refundable and which may not be credited against any other amounts owed to The Regents by the Licensee under this Agreement (each a “Milestone Payment”):

9.1.1 [***];

9.1.2 [***];

9.1.3 [***];

9.1.4 [***] upon [***], with [***];

Exhibit 10.19

9.1.5 [***];

9.1.6 [***].

9.2 With respect to each [***] Licensed Product, the Licensee will pay to The Regents the following amounts, which will be non-refundable and which may not be credited against any other amounts owed to The Regents by the Licensee under this Agreement:

9.2.1 [***];

9.2.2 [***];

9.2.3 [***];

9.2.4 [***];

9.2.5 [***];

9.2.6 [***].

9.3 Each of the Milestone Payments set forth in Section 9.1 and 9.2 will be payable with respect to only the first Licensed Product to achieve such milestone, regardless of whether such milestone is achieved by the Licensee, a Direct Sublicensee or a Secondary Sublicensee. Furthermore, each such Milestone Payment will be payable by the Licensee to The Regents regardless of whether the applicable milestone event has been achieved by the Licensee or by a Direct Sublicensee or Secondary Sublicensee.

9.4 All Milestone Payments are due to The Regents within [***].

10. DUE DILIGENCE

10.1 From and after the Effective Date, the Licensee, during the term, of this Agreement, will diligently proceed with the development, manufacture and Sale of Licensed Products and Licensed Services and will earnestly and diligently market the same in quantities intended to be sufficient to meet the market demand therefor.

10.2 The Licensee will obtain all necessary governmental approvals in each Country where Licensed Products and Licensed Services are manufactured, used, Sold, offered for Sale or imported by the Licensee.

10.3 Subject to the provisions of Sections 10.6 and 10.7, the Licensee will complete the diligence milestones (each a “Diligence Milestone”) set forth in Sections 10.4 and 10.5 by the date set forth in such Sections therefor, provided that [***], and if [***], then the [***].

10.4 with respect to [***] Licensed Products, and subject to the provisions of Sections 10.6 and 10.7, the Licensee will:

Exhibit 10.19

10.4.1 [***]

10.4.2 [***]

10.4.3 [***]

10.4.4 [***]

10.5 With respect to [***] Licensed Products, and subject to the provisions of Sections 10.6 and 10.7, the Licensee will:

10.5.1 [***]

10.5.2 [***]

10.5.3 [***]

10.5.4 [***]

10.6 If the Licensee believes in good faith that it will be unable to timely complete the clinical development of any Licensed Product because the Licensee believes in good faith, after consultation with its regulatory advisors and/or with regulatory agencies, that there is the possibility of the existence of a safety or efficacy reason not to perform one or more of the steps necessary to allow the completion of such Licensed Product clinical development, then the Licensee will promptly consult with The Regents with respect to such determination, and the parties hereto will in good faith determine whether new Diligence Milestones for such Licensed Product or subsequent Licensed Products, are appropriate, and if The Regents, in its sole discretion, determines that such new Diligence Milestones are appropriate or necessary, the parties hereto will execute and deliver a written confirmation of such new Diligence Milestones, setting forth the new schedule for achievement of such Diligence Milestones within [***].

10.7 If for any reason other than as provided in Section 10.6, the Licensee does not timely complete a Diligence Milestone set forth in Section 10.4 or 10.5, as relevant, The Regents will notify the Licensee in writing of such failure to perform by sending a Notice of Default, as set forth in Section 14, specifying the Diligence Milestone of the Licensee which The Regents believes the Licensee has failed to timely meet. The Licensee will have the right to extend the due date of such Diligence Milestone for a period of [***] after the date of the failure to complete such Diligence Milestone, upon the payment by the Licensee to The Regents, within [***], of an amount as follows, in each case in cash, (by the Licensee’s check), accompanied by written notice from the Licensee to The Regents specifying the Diligence Milestone for which

Exhibit 10.19

the Licensee is paying for such extension, and setting forth in such notice the [***] extended due date for such Diligence Milestone:

(a) [***]

(b) [***]

Upon the timely delivery to The Regents from the Licensee of such relevant payment and notice, the due date for the Diligence Milestone for the relevant Licensed Product as specified in such notice from the Licensee and for which payment has been so made by the Licensee to The Regents as provided herein, will be extended to a date which is [***] after the relevant original due date therefor. The Licensee may, by complying with the notice and payment provisions of this Section 10.7, make an unlimited number of extensions to the original due date for such relevant Diligence Milestone. The extension payments provided above in this Section 10.7 will apply separately to each Diligence Milestone for a given Licensed Products, such that [***]. The payments set forth in this Section 10.7 are in addition to any other payments required to be made by the Licensee to The Regents in this Agreement.

10.8 Upon any failure of the Licensee to meet the due date for a Diligence Milestone, after giving effect to any extension of such relevant due date as provided in Section 10.6 or 10.7, The Regents will have the right either to (a) terminate the License as to, or (b) to cause the License to become non-exclusive as to, in either case, all or any of the Patent Rights relevant solely to [***] Licensed Product or [***] Licensed Products as relevant, for which the relevant Diligence Milestone was not, after giving effect to the application of Sections 10.6 and 10.7, met, and which right in either case, if exercised by The Regents, supersedes and will control, as to the matters set forth in this Section 10.8, the rights of The Regents set forth in Article 2 and Article 14. Such right of The Regents to so terminate the License or to cause the License to become non-exclusive as to a given Licensed Product will be The Regents' sole remedy for any breach by the Licensee of the Licensee’s obligations as to Diligence Milestone for such Licensed Product under, as relevant, Section 10.4 or 10.5. To exercise either the right to terminate the License or to cause the License to become non-exclusive to the relevant Licensed Product as described in this Section 10.8, The Regents will give the Licensee written notice of the relevant deficiency in a Notice of Default, as set forth in Article 14. The Licensee will have [***], as set forth in Article 14, of such Notice of Default, to cure the deficiency described in such Notice of Default. If The Regents has not received written evidence satisfactory to The Regents that such deficiency

Exhibit 10.19

or deficiencies as specified in the Notice of Default have been cured or that steps acceptable to The Regents have been taken by the Licensee to cure such deficiency or deficiencies by the end of such [***] period, then The Regents may, at its option, and solely as to the relevant Licensed Products to which such failure to meet the relevant Diligence Milestone applies, terminate the License immediately without the obligation to provide [***] notice as set forth in Article 14, or may cause the License to become non-exclusive as to such Licensed Products, in either case by giving written notice to the Licensee (the “Diligence Failure Action Notice”) of whichever of such determinations has been made by The Regents, and setting forth in such Diligence Failure Action Notice the effective date of such termination of the License or of such reduction of the License to non-exclusive status (specifying as to which Patent Rights and Licensed Products such termination or conversion to non-exclusive status has been made), which date of termination or conversion to non-exclusive status, as relevant, will not be prior to the date of such Diligence Failure Action Notice.

11. PROGRESS AND ROYALTY REPORTS

11.1 Beginning on [***], the Licensee will submit to The Regents a written progress report as described in Section 11.2 covering the-Licensee's (and any Affiliates’, Joint Venture’s or Direct Sublicensee’s or Secondary Sublicensee’s) activities related to the development of Licensed Products and Licensed Services, the status of obtaining of the governmental approvals necessary for marketing Licensed Products and Licensed Services, and other activities undertaken in order to meet the diligence requirements set forth in Article 10, as further set forth under Section 11.2. Such progress reports will be required for each Licensed Product and Licensed Service, including with respect to any Exploitation of any Licensed Product and/or Licensed Service, as relevant, until the date the first Sale of such Licensed Product or Licensed Service occurs in the United States and will be again required if, and for so long as, all Sales and Exploitation of such Licensed Product or Licensed Service are suspended or discontinued in any Country during the term of this Agreement.

11.2 Progress reports submitted under Section 11.1 will include, but are not limited to, a detailed summary of the following topics so that The Regents will be able to determine the progress of the development of Licensed Products and Licensed Services and will also be able to determine whether or not the Licensee has met its diligence obligations set forth in Article 10:

Exhibit 10.19

11.2.1 A summary of development activities completed by the Licensee pursuant to the Patent Rights License and the Technology Rights License (“development activities”) as of the submission date of the progress report;

11.2.2 [***]

11.2.3 A summary of development activities in progress by the Licensee as of the submission date of the progress report;

11.2.4 A current schedule of relevant events and milestones in connection with the development activities of the Licensee, including events and milestones specified in Article 10,

11.2.5 [***]

11.2.6 [***]

11.2.7 Information as to each Sublicensee relating to the items in Sections 11.2.1 through 11.2.5, as if such Sublicensee were Licensee, if there are any Sublicensees at the time of the relevant progress report.

11.3 [***]. If either party terminates this Agreement before any Licensed Products or Licensed Services are Sold, or before the expiration of this Agreement, then a final progress report covering the period prior to termination must be submitted by the Licensee to The Regents within [***].

11.4 The Licensee will keep The Regents informed on at least [***] basis, with each [***] period running from the Effective Date and thereafter serially, or more frequently as may be required by law or as may be requested in good faith by The Regents in writing to the Licensee, of the business entity status (small business entity status or large business entity status as defined by the United States Patent and Trademark Office) of the Licensee and of any Affiliates, Joint Ventures, or Sublicensees. The Licensee will notify The Regents of any change of the Licensee’s status or that of any Affiliate, Joint Venture, or Sublicensee, as a small business entity or large business entity, as defined by the United States Patent and Trademark Office, within [***].

11.5 The Licensee will report to The Regents the date of first Sale, or Exploitation as provided in Section 1.36 with respect to preclinical trials, clinical trials, and certain disposition by not-for-profit foundations and other not-for-profit organizations, of a Licensed Product or

Exhibit 10.19

Licensed Service in each Country in the Licensee’s first progress report and royalty report following such date of first Sale or Exploitation of a Licensed Product or Licensed Service.

11.6 Beginning with [***], the Licensee will make [***] reports to The Regents, as to Earned Royalties due from, and Sublicensing Revenues of, the Licensee, on or before each [***]. Each such report will cover Licensee's most recently completed [***] and will, at a minimum, show:

11.6.1 the Gross Invoice Prices and Net Sales of Licensed Products or Licensed Services Sold or Exploited [***], any Sublicensing Revenues [***] due to the Licensee;

11.6.2 the quantity of each type of Licensed Product and/or Licensed Service which has been Sold or Exploited;

11.6.3 the Country in which each Licensed Product and Licensed Service was made, used or Sold or Exploited;

11.6.4 the amount of Earned Royalties, in dollars, payable by the Licensee to The Regents with respect to Net Sales and Service Income for such period;

11.6.5 the amount of Sublicensing Revenues Fees, in dollars, payable by the Licensee to The Regents with respect to Sublicensing Revenues for such period;

11.6.6 the method used by the Licensee to calculate the Earned Royalties, specifying the nature of all Deductions taken from Net Sales and the dollar amount of each such Deduction;

11.6.7 currency exchange rates used, if any;

11.6.8 the amount of the cash, and the amount of the cash equivalent of any non-cash consideration, within Net Sales, including the method used to calculate such non-cash consideration;

11.6.9 [***]; and

11.6.10 any other information reasonably necessary to confirm the Licensee’s calculation of its financial obligations hereunder to make payments to The Regents as provided in this Agreement.

11.7 If during any reporting period no Sales of Licensed Products and Licensed Services have been made and no Licensed Products or Licensed Services have been Exploited

Exhibit 10.19

and no Earned Royalties or Sublicensing Revenues are due to The Regents, then a statement to this effect will be provided by the Licensee in the Licensee’s written report to The Regents for such period.

12. BOOKS AND RECORDS

12.1 The Licensee will keep accurate books and records showing all Licensed Products under development, manufactured, used, offered for Sale, imported, Sold and or otherwise Exploited; all Licensed Service Sold or otherwise provided; all Net Sales, all Sublicensing Revenues, all Service Income and other amounts payable hereunder; and all sublicenses granted under the terms of this Agreement. Such books and records will be preserved for [***] and will be open to inspection by representatives or agents of The Regents during regular business hours and upon reasonable advance written notice, to determine their accuracy and assess the Licensee’s compliance with the terms of this Agreement.

12.2 The Regents will pay the fees and expenses of such examination, provided that if an error in payment due from the Licensee to The Regents of more than [***] of the amount due for any year, from the Licensee to The Regents, is discovered in any such examination, then the Licensee will bear the fees and expenses of such examination and will remit such underpayment to The Regents within [***]. The Regents will provide the Licensee with a correct and complete copy of the final results of any such examination.

13. TERM OF THIS AGREEMENT

13.1 Unless otherwise terminated by operation of law, Section 13.2, or by acts of the parties hereto in accordance with the terms of this Agreement, this Agreement will remain in effect from the Effective Date until the expiration or abandonment of the last of the Patent Rights licensed hereunder.

13.2 This Agreement will automatically terminate without the obligation to provide [***] notice as set forth in Article 14, upon the filing of a petition for relief under the United States Bankruptcy Code by or against the Licensee as a debtor or alleged debtor.

13.3 Any expiration or termination of this Agreement will not affect the rights and obligations of the parties set forth in the following Articles and Sections:

Article 1 Definitions

Section 4.7 Late Payments

Article 5 License Issue Fee

Exhibit 10.19

Article 7 Sublicensing Revenues Fee

Article 8 Earned Royalties and Minimum Annual Royalties

Article 12 Books and Records

Article 13 Term of This Agreement

Article 16 Disposition of Licensed Products and Licensed Services Upon Termination or Expiration

Article 17 Use of Names and Trademarks

Article 18 Limited Warranty

Article 19 Limitation of Liability

Sections 20.4 and 20.6 Patent Prosecution and Maintenance

Article 23 Indemnification

Article 24 Notices; Payments

Article 28 Governing Laws; Venue; Attorneys Fees

Article 31 Confidentiality

Section 32.6 [***]

13.4 The expiration or termination of this Agreement will not relieve the Licensee of its obligation to pay any fees, royalties or other payments which are due and owed to The Regents under this Agreement at the time of such expiration or termination and will not impair any accrued right of The Regents, including the right to receive Earned Royalties in accordance with Articles 7, 8 and 16.

14. TERMINATION BY THE REGENTS

In addition to the rights of The Regents to terminate this Agreement as set forth under [***], if the Licensee fails to perform, or violates, any other term or covenant of this Agreement applicable to the Licensee, then The Regents may give written notice or such default (a “Notice of Default”) to the Licensee, specifying therein such claimed failure or violation. The Regents may terminate the License as to all, or, at the election of The Regents, some but not all, of the Patent Rights, as such determination will be set forth in the Notice of Termination For Uncured Default, as next defined. If the Licensee fails to cure such default within [***], and if The Regents has not waived such default in writing, The Regents will have the right to immediately terminate this Agreement and the License by providing written notice of termination thereof to the Licensee (the “Notice of Termination for Uncured Default”), specifying therein (a) the date

Exhibit 10.19

of such termination, which will not be prior to the date of the Notice of Termination For Uncured Default, and (b) whether such termination is as to all of the Patent Rights, or, as to which Patent Rights such termination is effective if not as to all of the Patent Rights.

15. TERMINATION BY LICENSEE

The Licensee may terminate this Agreement at any time by providing written notice of termination to The Regents. The Licensee also will be entitled to terminate the License as to specific Patent Rights included within the License on a Country-by-Country basis by giving notice in writing to The Regents of the effective date of such termination and referring specifically to the Patent Rights as to which the Licensee is so terminating the License; any such termination as to specific Patent Rights will not affect the rights of the Licensee as to any other Patent Rights nor otherwise as to the License, [***]. Any such termination of this Agreement (but not termination of any patents or patent applications under the Patent Rights, which termination is subject to Section 20.6) will be effective [***], or on such earlier or later date as the Licensee and The Regents may agree in writing.

16. DISPOSITION OF LICENSED PRODUCTS AND LICENSED SERVICES UPON TERMINATION OR EXPIRATION

16.1 Upon termination (but not expiration) of this Agreement, within a period of [***], the Licensee is entitled to (a) dispose of all previously made or partially made Licensed Product, but no more and (b) provide previously contracted-for Licensed Services, provided that the Sale or use of such Licensed Product and the provision of such Licensed Services are subject to the terms of this Agreement, including, but not limited to, the rendering of reports and payment of Earned Royalties, Sublicensing Revenues Fees and any other payments therefore required under this Agreement. The Licensee may not otherwise make, have made, Sell, offer for Sale or import Licensed Products or Licensed Services, or practice the Licensed Method after the date of termination.

16.2 If applicable Patent Rights exist at the time of any making, Sale, offer for Sale, or import of a Licensed Product or the time of any Sale, offer for Sale, or rendering of a Licensed Service, then Earned Royalties will be paid at the times provided herein and royalty reports will be rendered in connection therewith, notwithstanding the absence of applicable Patent Rights with respect to such Licensed Product or Licensed Service at any later time. Otherwise, no Earned Royalties will be paid on the Sales of such Product or Service. Any fees or other

Exhibit 10.19

payments owed to The Regents at the time of expiration or termination not based on the Sales of a Licensed Product or Licensed Service will be paid to The Regents at the time such fee or other payment would have been due had this Agreement not expired or been terminated.

17. USE OF NAMES AND TRADEMARKS

Nothing contained in this Agreement will be construed as conferring any right to either party to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other party (including a contraction, abbreviation or simulation of any of the foregoing). Without the Licensee's prior consent on a case by case basis, The Regents may list Licensee's name as a licensee of technology from The Regents without further identifying the technology. Unless required by law or unless consented to in writing by Director, Office of Technology Management of The Regents, the use by the Licensee of the name “The Regents of the University of California” or the name of any campus of the University of California in advertising, publicity or other promotional activities is expressly prohibited. Licensee may not use the name of HHMI or of any HHMI employee (including [***]) in a manner that reasonably could constitute an endorsement of a commercial Product or Service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.

18. LIMITED WARRANTY

18.1 The Regents warrants to the Licensee that it has the lawful right to grant the License.

18.2 Except as expressly set forth in this Agreement, the License and the associated Invention, Patent Rights, Licensed Products, Licensed Services, Licensed Methods and any Original Materials and Biological Materials, as relevant, are provided by The Regents WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY Of ANY KIND, EXPRESS OR IMPLIED. THE REGENTS MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE INVENTION, PATENT RIGHTS, LICENSED PRODUCTS, LICENSED SERVICES, LICENSED METHODS, BIOLOGICAL MATERIALS, OR ORIGINAL

Exhibit 10.19

MATERIALS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS.

18.3 This Agreement does not:

18.3.1 express or imply a warranty or representation as to the validity, enforceability, or scope of any Patent Rights or Technology Rights; or

18.3.2 express or imply a warranty or representation that anything made, used, Sold, offered for Sale or imported or otherwise Exploited under any license granted in this Agreement is or will be free from infringement of patents, copyrights, trademarks or other rights of third parties; or

18.3.3 obligate The Regents to bring or prosecute actions against third parties for patent infringement except as provided in Article 22; or

18.3.4 confer by implication, estoppel or otherwise any license or rights under any patents or other rights of The Regents other than the Patent Rights, regardless of whether such patents are dominant or subordinate to the Patent Rights; or

18.3.5 obligate The Regents to furnish any New Developments, know-how, technology or information not provided in the Patent Rights or Technology Rights; or

18.3.6 obligate The Regents to update the technology in the Technology Rights.

19. LIMITATION OF LIABILITY

THE REGENTS WILL NOT BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT OR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SPECIAL DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES OR AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF THE REGENTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

20. PATENT PROSECUTION AND MAINTENANCE

Exhibit 10.19

20.1 As long as [***] as provided for in this Article 20, The Regents will diligently prosecute and maintain the United States and foreign patents comprising the Patent Rights using legal counsel of its choice. The Regents' legal counsel will take instructions only from The Regents. The Regents will provide the Licensee with copies of all relevant documentation so that the Licensee will be informed of the continuing prosecution and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response, provided, however, that if the Licensee has not commented upon such documentation in a reasonable time for The Regents to sufficiently consider the Licensee’s comments prior to a deadline with the relevant government patent office, or The Regents must act to preserve the Patent Rights, The Regents will be free to respond without consideration of the Licensee’s comments, if any. The Licensee will keep such documentation confidential as provided in Article 31.

20.2 The Regents will use its reasonable efforts to amend any patent application to include claims reasonably requested in writing by the Licensee to protect the Licensed Products and Licensed Services contemplated by the Licensee to be Sold, or the Licensed Method to be practiced, under this Agreement.

20.3 The Licensee will apply for an extension of the term of any patent included within the Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of such law. The Licensee will prepare all documents, and The Regents will execute such documents and will assist the Licensee with reasonable requests, in connection therewith. [***].

20.4 [***]

20.5 The Licensee may request that The Regents obtain patent protection on the Invention in foreign Countries, if such patent protection is available in the requested foreign Country or Countries. The Licensee will notify The Regents in writing of the Licensee’s desire that The Regents obtain or maintain any such patent(s) in the relevant foreign Country or Countries, not less than [***], filing or action to be taken in connection with any such filing. Such notice concerning any foreign filing must be in writing, must identify the Country or Countries desired and the relevant patent(s) for which such filing is desired by the Licensee, and [***]. The absence of timely delivery hereunder of such notice from the Licensee to The Regents as to any patent in the relevant foreign Country or Countries will be considered an

Exhibit 10.19

election by the Licensee not to obtain or maintain Patent Rights as to such patent(as) in such relevant foreign Country or Countries.

20.6 [***]. The Licensee may terminate its obligation hereunder [***] with respect to any given patent application or patent under the Patent Rights in any or all Countries stated in a written notice by the Licensee to The Regents with respect thereto, which must be given to The Regents by the Licensee upon at least [***] written notice prior to the date desired by the Licensee for such termination of [***]. The Regents may continue prosecution and/or maintenance of such application(s) or patent(s) at The Regents’ sole discretion [***], provided, however, that the Licensee will have no further right or licenses hereunder with respect to such, as relevant, application(s) or patent(s). The failure of the Licensee to [***] may be deemed by The Regents as an election by the Licensee not to maintain such application(s) or patent(s), and The Regents will give the Licensee written notice of any such determination within [***] after such determination has been made by The Regents.]-

20.7 The Regents may file, prosecute or maintain patent applications or patents [***] in any Country in which the Licensee has not elected to file, prosecute or maintain patent applications or patents in accordance with this Article 20 and those applications and all patents resulting therefrom will not be subject to this Agreement.

20.8 If The Regents decides not to file a patent application, which Licensee has requested be filed under this Agreement, or if The Regents decides to discontinue the prosecution or maintenance of any such patent application or patent, which Licensee has requested be prosecuted or maintained under this Agreement, The Regents will notify the Licensee in writing with respect thereto within [***] and will, upon Licensee’s written request, reasonably discuss with Licensee such decision and alternatives to abandonment of the relevant patent or, as relevant, to such decision to not file or pursue such relevant patent application.

21. PATENT MARKING

The Licensee will mark all Licensed Products made, used or Sold under the terms of this Agreement, or the containers for such Licensed Products, in accordance with applicable patent marking laws.

22. PATENT INFRINGEMENT

22.1 If The Regents (to the extent of the actual knowledge of the licensing professional within UCSF responsible for the administration of this Agreement), or the Licensee, learns of

Exhibit 10.19

infringement or potential infringement of any Patent Rights licensed under this Agreement, the party gaining such knowledge will provide the other party as promptly as possible after becoming aware of such infringement or potential infringement (i) with written notice of such infringement or potential infringement and (ii) with any evidence of such infringement or potential infringement available to the notifying party (an” Infringement Notice”). During the period in which, and in the jurisdiction(s) in which, the Licensee has exclusive rights under the Patent Rights License as to the relevant patent(s) which are being infringed or potentially infringed [neither The Regents nor the Licensee will, after becoming aware of any such infringement or potential infringement, notify the relevant infringer(s) or possible infringer(s) of such infringement or potential infringement, nor put such infringer(s) or possible infringer(s) on notice of the existence of any Patent Rights, without in each case first obtaining the written consent of the other party hereto to making such notification. If the Licensee puts such infringer(s) or possible infringer(s) on notice of the existence of any Patent Rights with respect to such infringement or potential infringement without first obtaining the written consent of The Regents for the giving of such notice, and if a declaratory judgment action then is filed by such infringer(s) or potential infringer(s) against The Regents, Licensee’s right to initiate an action against such infringer(s) or possible infringer(s) for infringement or potential infringement under Section 22.2 will terminate immediately without the obligation of The Regents to provide notice to the Licensee. The Regents and the Licensee will use their [***] efforts to cooperate with each other to cause such infringement or potential infringement to cease and terminate without litigation.

22.2 If the relevant infringing or potentially infringing activity by the infringer(s) or possible infringers(s) has not ceased within [***], the Licensee may institute an action for patent infringement against the infringer(s) or possible infringer(s). The Regents may voluntarily join such action at The Regents’ expense, but may not thereafter commence an action against the infringer(s) or possible infringer(s) for the acts of infringement or potential infringement that are the subject of the Licensee's action or of any judgment rendered in such action. The Licensee may not, without The Regents' prior written consent, join The Regents as a party in any action initiated by the Licensee, pursuant to the Licensee’s rights under this Agreement to initiate such action, for infringement or potential infringement. If, in any such action initiated by the Licensee as permitted hereunder, The Regents is involuntarily joined other than by the Licensee, [***].

Exhibit 10.19

22.3 If, within [***], infringing activity by the infringer(s), or as relevant potential infringing activity by the possible infringer(s), has not ceased and if the Licensee has not brought an action against the infringer, The Regents may institute an action against the infringer(s) for patent infringement or an appropriate action against the possible infringer(s). If The Regents institutes such action, the Licensee may not join such action without The Regents' consent and the Licensee may not thereafter commence an action against the infringer(s) for the acts of infringement, or against the possible infringer(s), that are the subject of The Regents' action, or any judgment rendered in such action.

22.4 Notwithstanding anything to the contrary in this Agreement, in the event that the relevant infringement or potential infringement pertains to an issued patent included within the Patent Rights and written notice is given under the Drug Price Competition and Patent Term Restoration Act of 1984 (and/or foreign counterparts of this Law), then the party hereto in receipt of such notice under the Act will provide the Infringement Notice to the other party hereto promptly. If the time period is such that the Licensee will lose the right to pursue a legal remedy for infringement by not notifying a third party or by not filing an action, the notification period and the time period to file such action will be accelerated to be within [***].

22.5 Any recovery or settlement received in connection with any action will [***]. In any action initiated by the Licensee, any recovery in excess of litigation costs will [***]. In any action initiated by The Regents, any recovery in excess of the litigation costs of The Regents and, as applicable, the Licensee, will [***]. The Regents and the Licensee will be bound by all determinations of patent infringement, validity and enforceability (but no other issue) resolved by any adjudicated judgment not subject to further appeal, in any action brought in compliance with this Article 22.

22.6 Any agreement made by the Licensee with any party for purposes of settling litigation or any other dispute with respect to any of the rights licensed to the Licensee under this Agreement will comply with the requirements of Article 3.

22.7 Each party will cooperate with the other in any proceedings in any action instituted hereunder [***].

22.8 Any proceedings of any action instituted hereunder will be controlled by the party bringing the action, except that The Regents may be represented by legal counsel of The Regents’ choice in any action brought by the Licensee.

Exhibit 10.19

23. INDEMNIFICATION

23.1 The Licensee will, and will require its Sublicensees to, indemnify, hold harmless and defend The Regents and its officers, employees and agents, the sponsors of the research that led to the Invention and the development of the Original Materials, and the inventors of the Original Materials and any invention claimed in patents or parent applications under the Patent Rights (including the Licensed Products, Licensed Services and Licensed Methods contemplated thereunder) and their employers against any and all claims, actions, losses, damage, costs, fees and expenses resulting from, or arising out of, the exercise of this license or any sublicense. This indemnification will include, but not be limited to, any Product liability claims. If The Regents, in its sole discretion, believes that there will be a conflict of interest or it will not otherwise be adequately represented by legal counsel chosen by the Licensee to defend The Regents in accordance with this Section 23.1, then The Regents may retain legal counsel of its choice to represent it [***]. HHMI and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”) will be indemnified, defended by counsel acceptable to HHMI, and held harmless by the Licensee and any Sublicensees from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) based on, resulting from, arising out of, or otherwise relating to this Agreement or the exercise of this License or any sublicense, including without limitation a cause of action relating to product liability (collectively, “Claims”). The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee. Licensee’s indemnification obligation set forth above shall not apply to any claim, liability, cost, expense, damage, deficiency, loss, or obligation of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) resulting from any claim, demand or suit between The Regents and HHMI. For clarity, acts conducted under the retained rights and licenses of The Regents and HHMI and the United States Government as set forth in Sections 2.2 and 2.3 are not subject to this indemnification obligation of the Licensee or any Sublicensee. If HHMI reasonably believes that there will be a conflict of interest in the Licensee’s defense of such Claims, then HHMI may retain legal counsel of HHMI’s choice to represent the HHMI Indemnitees, [***].

Exhibit 10.19

23.2 During the term of this Agreement and for [***], the Licensee, [***], will insure its activities in connection with any work performed by the Licensee pursuant to this Agreement, and in such regard will maintain at least the following insurance, or an equivalent program of self-insurance:

23.2.1 Comprehensive or commercial form general liability insurance (contractual liability included) with limits as follows:

[***]

[***]

[***]

23.2 Notwithstanding the above, no later than the earlier of: i) [***]; or ii) [***], Licensee, [***], will insure its activities in connection with any work performed by the Licensee pursuant to this Agreement, and in such regard will maintain at least the following insurance (or an equivalent program of self-insurance) during the term of this Agreement and for [***]:

23.3.1 Comprehensive or Commercial Form General Liability Insurance (contractual liability included) with limits as follows in force by the date specified below:

(a) [***]

(b) [***]

23.3.2 The coverage and limits referred to in Section 23.2.1 and 23.3.1 will not in any way limit the liability of the Licensee hereunder.

23.3.3 The Licensee will furnish The Regents with certificates of insurance evidencing compliance with all requirements therefor hereunder. Such certificates will:

(a) Provide for at least [***] advance written notice to The Regents of any modification;

(b) [***]

(c) Include a provision that the coverage will be primary and will not participate with, nor will be excess over, any valid and collectable insurance or program of self-insurance maintained by The Regents or HHMI.

Exhibit 10.19

23.4 The Regents will promptly notify the Licensee in writing of any claim or action brought against The Regents for which The Regents intends to invoke the provisions of this Article 23. The Licensee will keep The Regents informed of the Licensee’s defense of any Claims pursuant to this Article 23. In the case of an HHMI Indemnitee, written notice will be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of an HHMI Indemnitee to give prompt written notice to the Licensee of any Claim will not affect the rights of such HHMI Indemnitee hereunder unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects the Licensee. The Licensee will keep HHMI informed as to the Licensee’s defense of any Claims pursuant to this Article 23.

24. NOTICES; PAYMENTS

24.1 Any notice required to be given under this Agreement will be in writing and will be deemed to have been properly given and to be effective as of the date specified below if delivered to the respective address given below or to another address as designated by written notice given to the other party in accordance with this Section 24.1:

24.1.1 on the date of delivery if delivered in person;

24.1.2 on the date of mailing if mailed by first-class certified mail, postage paid; or

24.1.3 on the date of mailing if mailed by any global express carrier service, such as but not limited to FedEx or DHL, that requires the recipient to sign a document demonstrating the delivery of such notice or payment.

24.1.4 on the date of transmission by facsimile or by electronic mail (email) without failure of transmission, if delivered by the Regents to the Licensee’s facsimile number or email address below or to another facsimile number or email address for Licensee as designated by written notice given by the Licensee to The Regents in accordance with this Section 24.1:

(a) In the case of Licensee:

Intellikine, Inc.

575 Old Mill Road

San Marino, CA 91108

Attention: [***]

Exhibit 10.19

Facsimile: 626-403-2560

Email: [***]

(b) In the case of The Regents, in each case referring to UC Case Nos. [***]:

The Regents of the University of California

Office of Technology Management

Attention: [***]

185 Berry Street, Suite 4603

San Francisco, CA 94107

24.2 Payments to The Regents due under this Agreement must be directed to the following address, in each case referring to UC Case Nos. [***], as relevant:

Office of Technology Transfer

Attn.: [***]

University of California

Office of the President

1111 Franklin Street, 5th Floor

Oakland, CA 94607-5200

25. ASSIGNABILITY

This Agreement is personal to the Licensee. The Licensee may not assign or transfer this Agreement, including by merger, operation of law, or otherwise, without The Regents' prior written consent, except that such consent will not be required in the case of assignment or transfer to a party that succeeds to all or substantially all of Licensee's business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise, provided that such assignee or transferee promptly agrees to be bound by the terms and conditions of this Agreement and signs The Regents' standard substitution of party letter (the form of which is attached hereto as Appendix B). Any attempted assignment by the Licensee in violation of this Article 25 will be null and void. This Agreement is binding upon and will inure to the benefit of The Regents and its successors and assigns, and the Licensee and its successors and permitted assigns.

26. WAIVER

No waiver by either party of any breach or default of any of the covenants or agreements contained herein will be deemed a waiver as to any subsequent and/or similar breach or default. No waiver will be valid or binding upon the parties hereto unless made in writing and signed by a duly authorized officer of each party.

Exhibit 10.19

27. FORCE MAJEURE

27.1 Except for the Licensee's obligation to make any payments to The Regents hereunder, the parties hereto will not be responsible for any failure to perform due to the occurrence of any events beyond their reasonable control which render their performance impossible or onerous, including, but not limited to: accidents (environmental, toxic spill, etc.); acts of God; biological or nuclear incidents; casualties; earthquakes; fires; floods; governmental acts; orders or restrictions; inability to obtain suitable and sufficient labor, transportation, fuel and materials; local, national or state emergency; power failure and power outages; acts of terrorism; strike; and war.

27.2 Either party to this Agreement, however, will have the right to terminate this Agreement upon [***] prior written notice if either party is unable to fulfill its obligations under this Agreement due to any of the causes specified in Section 27.1 for a period of [***].

28. GOVERNING LAWS; VENUE; ATTORNEYS FEES

28.1 This Agreement will be interpreted and construed in accordance with the laws of the State of California, excluding any choice of law rules that would direct the application of the laws of another jurisdiction and without regard to which party drafted particular provisions of this Agreement, provided that the scope and validity of any patent or patent application will be governed by the applicable laws of the relevant Country in which such patent is issued or in which such patent application has been made as to which such dispute has arisen.

28.2 Any legal action brought by the parties hereto relating to this Agreement will be conducted in San Francisco, California, and the parties hereto hereby consent to the in personam jurisdiction of, and venue in, the federal and State courts located therein.

28.3 [***]

29. GOVERNEMENT APPROVAL OR REGISTRATION

If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, the Licensee will assume all legal obligations to do so. Each party hereto will notify the other party hereto in writing if the first party becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. The Licensee will make all necessary filings [***] associated with such reporting or approval process.

30. COMPLIANCE WITH LAWS

Exhibit 10.19

The Licensee will comply with all applicable international, national, state, regional and local laws and regulations in performing its obligations hereunder and in its use, manufacture, Sale or import of the Licensed Products, Licensed Services or practice of the Licensed Method. The Licensee will observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data and the provision of Licensed Services to foreign Countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations. The Licensee will manufacture Licensed Products and practice the Licensed Method in compliance with applicable government importation laws and regulations of a particular Country for Licensed Products made outside the particular Country in which such Licensed Products are used, Sold or otherwise exploited.

31. CONFIDENTIALITY

31.1 The Licensee and The Regents will treat and maintain the other party’s proprietary or confidential information, including without limitation the other party’s business, patent prosecution and other intellectual property, software, engineering drawings, process and technical information and other proprietary information, including the terms of this Agreement and any reports and documents to be delivered pursuant to this Agreement (collectively, the relevant party’s “Proprietary Information”) in confidence using at least the same degree of care as the receiving party uses to protect its own proprietary information of a like nature, from the date of disclosure until [***]. This confidentiality obligation will apply to the information defined as “Data” under the Secrecy Agreement and such Data will be treated as Proprietary Information hereunder.

31.2 The Licensee and The Regents may use and disclose Proprietary Information to their employees, agents, consultants, contractors and, in the case of the Licensee, its Direct Sublicensees, provided that such parties hereto are bound by a like duty of confidentiality as that found in this Article 31. Notwithstanding anything to the contrary contained in this Agreement, The Regents may release this Agreement, including any terms contained herein and information regarding royalty payments or other income received in connection with this Agreement to the inventors, senior administrative officials employed by The Regents and individual Regents and to the senior administrative officials employed by HHMI and the individual trustees of HHMI upon their request. If such release is made, The Regents will request that such terms be kept in confidence in accordance with the provisions of this Article 31. In addition, notwithstanding

Exhibit 10.19

anything to the contrary in this Agreement, if a third party inquires whether a license to the Patent Rights is available, then The Regents may disclose the existence of this Agreement and the extent of the grant in Articles 2 and 3 and related definitions to such third party, but will not disclose the name of the Licensee unless Licensee has already made such disclosure publicly.

31.3 All written Proprietary Information will be labeled or marked confidential or proprietary. If the Proprietary Information is initially orally disclosed, it will be reduced to writing or some other physically tangible form, marked and labeled as confidential or proprietary by the disclosing party and delivered to the receiving party within [***].

31.4 Nothing contained herein will in any way restrict or impair the right of the Licensee or The Regents, as the recipient party, to use or disclose any Proprietary Information of the disclosing party:

31.4.1 that the recipient party can demonstrate by written records was previously known to it prior to its disclosure by the disclosing party to the recipient party;

31.4.2 that the recipient party can demonstrate by written records is now, or becomes in the future, public knowledge other than through acts or omissions of the recipient party;

31.4.3 that the recipient party can demonstrate by written records was lawfully obtained without restrictions on the recipient party, from sources independent of the disclosing party; and

31.4.4 that the recipient party is required to disclose pursuant to the California Public Records Act or other applicable law.

The Licensee or The Regents also may use or disclose Proprietary Information that is required to be disclosed (i) to a governmental entity or agency in connection with seeking any governmental or regulatory approval, governmental audit, or other governmental contractual requirement or (ii)

by law, provided that the recipient uses reasonable efforts to give the party owning the Proprietary Information sufficient written notice of such required disclosure to allow the party owning the Proprietary Information reasonable opportunity to object to, and to take legal action to prevent or limit, such disclosure.

31.5 The Licensee and The Regents will, within [***] following the expiration or termination of this Agreement, destroy or return to the other party any of the disclosing party’s

Exhibit 10.19

Proprietary Information in the relevant recipient party’s possession on the date of such expiration or termination, provided that each party may retain one copy of such Proprietary Information of the other party for archival purposes, which retained Proprietary Information will, until destroyed or returned to the other party, remain subject to the provisions of this Article 31. The Licensee and The Regents will provide each other, within [***] following expiration or termination of this Agreement, with written notice that such Proprietary Information has been so returned or destroyed, subject to the right of the notifying party to retain an archival copy thereof.

31.6 With regard to biological material received by the Licensee from The Regents, if any, under this Agreement, including without limitation any cell lines, vectors, genetic material, derivatives, Products, progeny or material in each case derived therefrom (“Biological Material”), the Licensee:

31.6.1 Will not use Biological Material except for the sole purpose of performing under the terms of this Agreement;

31.6.2 Will not transfer Biological Material to others (except to its employees, agents or consultants who are bound to the Licensee by like obligations conditioning and restricting access, use and continued use of Biological Material) without the express written permission of The Regents, except that the Licensee is not prevented from transferring any biological material that is lawfully obtained by the Licensee from sources independent of The Regents;

31.6.3 Will safeguard Biological Material against disclosure and transmission to others with the same degree of care as the Licensee exercises with its own biological materials of a similar nature; and

31.6.4 Will destroy all copies of Biological Material within [***] following the effective date of the expiration or termination of this Agreement.

32. MISCELLANEOUS

32.1 The headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Exhibit 10.19

32.2 This Agreement will be binding on the parties hereto as of the Effective Date when it has been signed hy each party. This Agreement may be signed in counterparts, each of which will be an original and both of which together will constitute the same instrument.

32.3 No amendment or modification of this Agreement will be valid or binding on the parties hereto unless made in writing and signed by each party.

32.4 This Agreement, including Appendices A, B and C, each of which is incorporated herein by reference, sets forth the entire understanding of the parties hereto with respect to the specific subject matter hereof, and supersedes in their entirety all previous communications, representations or understandings or agreements, whether oral or written, between the parties hereto relating to the specific subject matter hereof. The Secrecy Agreement dated [***] and the Letter of Intent dated [***] in each case between The Regents and the Licensee are hereby terminated as of the Effective Date, provided that the provisions of the Secrecy Agreement and the Letter of Intent will survive as to any breach by either party thereof which may have occurred prior to the Effective Date.

32.5 If any provision contained in this Agreement is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

32.6 No provisions of this Agreement are intended or will be construed to confer upon or give to any person or entity other than The Regents and the Licensee any rights, remedies or other benefits under, or by reason of, this Agreement, [***]. In performing their respective duties under this Agreement, each of the parties hereto will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties hereto to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party's behalf without the other party's prior written consent.

IN WITNESS WHEREOF, The Regents and the Licensee have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the respective dates shown below under their signatures.

Exhibit 10.19

INTELLIKINE, INC. By: /s/ Troy Wilson (Signature) Name: Troy Wilson Title: Chief Executive Office and President Date signed: August 10, 2007	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA By: /s/ Joel B. Kirschbaum (Signature) Name: Joel B. Kirschbaum Title: Director, UCSF Office of Technology Management Date signed: August 10, 2007

Exhibit 10.19

APPENDIX A

ORIGINAL MATERIALS

[***]

Exhibit 10.19

APPENDIX B

CONSENT TO SUBSTITUTION OF PARTY

[***]

Exhibit 10.19

APPENDIX C

MATERIAL TRANSFER AGREEMENT

[***]

Exhibit 10.19

AMENDMENT NO. 1

to the

Exclusive License Agreement

dated August 10, 2007

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

INTELLIIKINE INC.

Effective March 13, 2009, THE REGENTS OF THE UNIVERSITY OF
CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and
acting through its Office of Technology Management, University of California San
Francisco, 185 Berry Street Suite 4603, San Francisco, CA 94107, (“UCSF”), and
Intellikine, Inc., a Delaware corporation having a principal place of business at 10931
North Torrey Pines Road, Suite 103, La Jolla, CA 92037 ("Licensee"), agree as follows:

(hereinafter collectively referred to as the “Parties”)

A. BACKGROUND

A.1 The Regents and Licensee entered into an Exclusive License Agreement dated
August 10, 2007 (hereinafter the “Original Agreement”) covering [***].

A.2 The Regents and Licensee wish to amend the Original Agreement for the purpose of licensing the rights covered in [***] to Intellikine, under the terms of the
Original Agreement.

B. AMENDMENT

The Original Agreement is hereby amended as follows:

B.1 Paragraph A in Background should be deleted and replaced with:

“A. Certain inventions, generally characterized as [***]

[***]), (collectively, the “Invention”) were made in the course of research at UCSF, by [***], all employees of UCSF, [***], an employee of the Howard Hughes Medical Institute
( “HHMI”) and a member of the faculty of UCSF, and [***], all employees of [***], (collectively, the “Inventors”) and are claimed in the Patent Rights as defined below.”

B.2 A new Paragraph N should be added to Background as follows:

Exhibit 10.19

“N. [***] assigned its rights in UC Case No. [***] to The Regents, and accordingly, The Regents has the authority to license [***] interest as well as The Regents’ interest in the UC Case No. [***] to Licensee.”

B.3 Paragraph 1.23 (“[***] Licensed Product”) should be deleted and replaced by:

“1.23 “[***] Licensed Product” means a Licensed Product covered by a
Valid Claim in any of the Patent Rights that claim priority to [***]."

B.4 Paragraph 1.24 (“[***] Licensed Product”) should be deleted and replaced by:

“l.24 “[***] Licensed Product” means a Licensed Product covered by a Valid Claim in any of the Patent Rights that claim priority to [***].”

B.5 The table in Paragraph 1.33 (“Patent Rights”) should be deleted and replaced with the following table:

[***]

B.6 Sub-paragraph 24.l.4(a) (“Notices”) should be deleted and replaced by:

“(a) In the case of Licensee:

Intellikine, Inc.

l0931 North Torrey Pines Road

Suite 103

La Jolla, CA 92037

Facsimile: (858) 558-5988

Email: [***]

B.7 Sub-paragraph 24.1.4 (b) (“Notices”) should be deleted and replaced by:

“(b) In the case of The Regents, in each case referring to UC Case Nos. [***], as relevant:

The Regents of the University of California

Office of Technology Management

Attention: [***]

185 Berry Street, Suite 4603

San Francisco, California 94107"

B.8 Paragraph 24.2 ( “Payments”) should be deleted and replaced by:

“Payments to The Regents due under this Agreement must be directed to the following address, in each case referring to UC Case Nos. [***], as relevant:

Office of Technology Transfer

Attn.: [***]

University of California

Office of the President

1111 Franklin Street, 7th Floor

Exhibit 10.19

Oakland, CA 94607-5200”

This Amnendment shall be deemed an integral part of the Original Agreement. Except as expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment shall constitute a legally binding Amendment to the Original
Agreement.

This Amendment shall be construed and interpreted pursuant to the laws stipulated in the
Original Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed these presents in duplicate by their duly authorized officers or representatives as of the dates below:

INTELLIKINE INC. THE REGENTS OF THE UNIVERSITY
OF CALIFORNIA

By: /s/ D. Troy Wilson By: /s/ Joel B. Kirschbaum__

Name: D. Troy Wilson Name: Joel B. Kirschbaum______

Title: President and CEO Title: Director, OTM___________

Date: April 27, 2009 Date: 4/30/09_______________

Exhibit 10.19

AMENDMENT NO. 2

to the

Exclusive License Agreement
dated August 10, 2007
and Amended on March 13, 2009

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

INTELLIKINE INC.

Effective July 8, 2009, THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and acting through its Office of Technology Management, University of California San Francisco, 185 Berry Street Suite 4603, San Francisco, CA 94107, (“UCSF”), and Intellikine, Inc., a Delaware corporation having a principal place of business at 10931 North Torrey Pines Road, Suite 103, La Jolla, CA 92037 (“Licensee”) (hereinafter collectively referred to as the “Parties”), agree as follows:

BACKGROUND

The Regents and Licensee entered into an Exclusive License Agreement dated August 10, 2007 and Amended on March 13, 2009 (hereinafter collectively referred to as the “Original Agreement”) covering [***].

The Regents and Licensee wish to amend the Original Agreement for the purpose of licensing the rights covered in [***] to Licensee.

AMENDMENT

The Original Agreement is hereby amended as follows:

AMENDMENT ISSUE FEE

Licensee will pay to The Regents an Amendment Issue Fee of [***]. The Amendment Issue Fee is non-refundable, non-cancelable and is not an advance, or otherwise creditable, against any amounts required to be paid by the Licensee under the terms of the Original Agreement.

Paragraph A in Background should be deleted and replaced with:

“A. Certain inventions, generally characterized as “PI3 Kinase Antagonists” (UC Case No. [***]), “Kinase Antagonists” (UC Case No. [***]), [***], (collectively, the “Invention”) were

Exhibit 10.19

made in the course of research by employees of UCSF, [***] Howard Hughes Medical Institute (“HHMI”), [***] and/or Intellikine, and are claimed in the Patent Rights as defined below.”

A new Paragraph 1.44 is hereby added as follows:

“1.44 “[***] Licensed Method” means a Licensed Method covered by a Valid Claim in any of the Patent Rights that claim priority to [***].”

The table in Paragraph 1.33 (“Patent Rights”) is hereby deleted and replaced with the following table:

[***]

Section 6 (“Annual License Maintenance Fee”) is hereby deleted and replaced by:

“The Licensee will also pay to The Regents a license maintenance fee (the “Annual License Maintenance Fee”) of [***] beginning on, and payable within [***], the [***], and twenty-five thousand dollars ($25,000.00) payable within [***] after [***], until such time as the Licensee is Selling or otherwise Exploiting Licensed Products or Licensed Services and is paying Earned Royalties to The Regents. No Annual License Maintenance Fee will be due or payable, other than any such Annual License Maintenance Fee which otherwise then is due and payable as to prior periods and which has not yet been paid by the Licensee to The Regents, from and after the date upon which the first obligation of the Licensee hereunder to pay and Earned Royalties to The Regents has accrued. Amounts paid by the Licensee to The Regents as Annual License Maintenance Fees are non-refundable, non-cancelable, and will not be credited as an advance against, or otherwise creditable against, any other amounts due from the Licensee to The Regents under this Agreement.”

Paragraph 8.2 is hereby deleted and replaced by:

“8.2 The Licensee will also pay to The Regents a Minimum Annual Royalty (the “Minimum Annual Royalty”) of twenty-five thousand dollars ($25,000.00) in cash for the life of the Patent Rights during the term hereof, beginning with the year in which the first Sale of the first Licensed Product to be Sold occurs. Such Minimum Annual Royalty will be paid to The Regents [***] and will be credited against the Earned Royalties due for the calendar year in which such payment of the Minimum Annual Royalty was made. The Licensee’s obligation to pay the Minimum Annual Royalty in the first calendar year in which such first Sale occurs will be prorated for the number of months remaining in such calendar year and will be due the next-occurring [***] (along with the Minimum Annual Royalty payment for such next year), to allow for crediting of such prorated year’s Earned Royalties. Licensee’s obligation to pay a Minimum Annual Royalty as defined in this Section 8.2 will cease on [***].”

Section 9 (“MILESTONE PAYMENTS”) is hereby deleted and replaced by:

“9. MILESTONE PAYMENTS

9.1 With respect to each [***] Licensed Product, [***] Licensed Product, and [***] Licensed Method, the Licensee will pay to The Regents the following amounts for each milestone below achieved by the Licensee or any Affiliate, Joint Venture, or Sublicensee, which

Exhibit 10.19

will be non-refundable and which may not be credited against any other amounts owed to The Regents by the Licensee under this Agreement ( each a “Milestone Payment”):

9.1.1 [***];

9.1.2 [***];

9.1.3 [***];

9.1.4 [***];

9.1.5 [***];

9.1.6 [***];

9.1.7 [***];

9.1.8 [***];

9.1.9 [***];

9.1.10 [***];

9.1.11 [***];

9.1.12 [***];

9.1.13 [***];

9.1.14 [***];

9.1.15 [***];

9.1.16 [***];

9.1.17 [***];

9.1.18 [***].

9.2 Each of the Milestone Payments set forth in Section 9.1 will be payable by the Licensee to The Regents with respect to only the first Licensed Product or Licensed Method to achieve such milestone and regardless of whether the applicable milestone event has been achieved by the Licensee or any Affiliate, Joint Venture, or Sublicensee. All Milestone Payments are due to The Regents within [***].”

A new Paragraph 10.9 is hereby added as follows:

“10.9 The Licensee, upon execution of this Agreement, will engage in efforts that are [***], to develop and/or Sell a product covered by the [***] Licensed Method. In the event that Licensee ceases to develop or Sell the [***] Licensed Products, Licensee and The Regents will meet and amend into this Agreement a mutually agreeable and commercially reasonable development plan, with specific diligence requirements, for the [***] Licensed Method within [***].”

Sub-paragraph 24.1.4(b) (“Notices”) is hereby deleted and replaced by:

“(b) In the case of The Regents, in each case referring to UC Case Nos. [***] as relevant:

The Regents of the University of California
Office of Technology Management
Attention: [***]
185 Berry Street, Suite 4603
San Francisco, California 94107”

Paragraph 24.2 (“Payments”) is hereby deleted and replaced by:

Exhibit 10.19

“Payments to The Regents due under this Agreement must be directed to the following address, in each case referring to UC Case Nos. [***] as relevant:

Office of Technology Transfer
Attn.: [***]
University of California
Office of the President
1111 Franklin Street, 7th Floor
Oakland, CA 94607-5200”

This Amendment shall be deemed an integral part of the Original Agreement. Except as expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment shall constitute a legally binding Amendment to the Original Agreement.

This Amendment shall be construed and interpreted pursuant to the laws stipulated in the Original Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed these presents in duplicate by their duly authorized officers or representatives as of the dates below:

INTELLIKINE INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
By: /s/ Paul Resnick Name: Paul Resnick Title: Vice President, Business Development Date: July 14, 2009	By: /s/ Joel B. Kirschbaum Name: Joel B. Kirschbaum Title: Director, OTM Date: 7/20/09

Exhibit 10.19

AMENDMENT NO. 3

to the

Exclusive License Agreement

dated August 10, 2007

and amended on March 13, 2009 and July 8, 2009

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

INTELLIKINE, INC.

Effective November 30, 2010, THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and acting through its Office of Technology Management, University of California San Francisco, 185 Berry Street, Suite 4603, San Francisco, CA 94107 (“UCSF”), and Intellikine, Inc., a Delaware corporation having a principal place of business at 10931 North Torrey Pines Road, Suite 103, La Jolla, CA92037 (“Licensee”) (hereinafter collectively referred to as the “Parties”), agree as follows:

A. BACKGROUND

A.1 The Regents and Licensee entered into a Exclusive License Agreement dated August 10, 2007 and amended on March 13, 2009 and July 8, 2009 (hereinafter collectively referred to as the “Original Agreement”).

A-2 To clarify the original intent of the Parties, The Regents and Licensee wish to amend the Original Agreement for the purpose of authorizing the disclosure of certain Proprietary Information to potential Direct Sublicensees.

B. AMENDMENT

The Original Agreement is hereby amended as follows:

B-1 Section 31.2 is amended to add the following sentences immediately after the first sentence: “The Licensee may disclose Proprietary Information, to potential Direct Sublicensees, provided that such potential Direct Sublicensees are bound by a like duty of

Exhibit 10.19

confidentiality as that found in this Article 31 and Licensee immediately notifies The Regents of such disclosure and the identity of such potential Direct Sublicensees. Potential Direct Sublicensees may only disclose Proprietary Information to those of its employees, agents, consultants and contractors who 1) require such Proprietary Information to assist the potential Direct Sublicensee in its evaluation of the Proprietary Information for the purpose of determining the potential Direct Sublicensee’s interest in becoming a Direct Sublicensee and 2) are bound by a like duty of confidentiality as that found in this Article 31 and 3) may not use the Proprietary Information for any other purpose. Such employees, agents, consultants, and contractors may not disclose Proprietary Information to any third party.”

B-2 The amendment described in B-1 above shall apply retroactively and be effective as of January 1, 2010.

This Amendment shall be deemed an integral part of the Original Agreement. Except as expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment shall constitute a legally binding Amendment to the Original Agreement. This Amendment shall be construed and interpreted pursuant to the laws stipulated in the Original Agreement.

IN WITNESS WHEREOF, the Parties hereto, have executed these presents in duplicate by their duly authorized officers or representatives as of the date below:

INTELLIKINE, INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
By: /s/ Troy Wilson	By: /s/ Joel B. Kirschbaum
Name: Troy Wilson	Name: Joel B. Kirschbaum
Title: President and CEO	Title: Director - OTM
Date: November 30, 2010	Date: 12/7/10

Exhibit 10.19

AMENDMENT NO. 4

to the

Exclusive License Agreement

dated August 10, 2007

and amended on March 13, 2009, July 8, 2009, and November 30, 2010

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and·

TAKEDA PHARMACEUTICALS

Effective September 8, 2014, THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and acting through its Office of Innovation, Technology, and Alliances, University of California San Francisco, 3333 California Street, Suite S-11, San Francisco, CA 94143 (“UCSF”), and MILLENIUM PHARMACEUTICALS INC. (doing business as Takeda Pharmaceuticals International Co. “Takeda”), a Delaware corporation having a principal place of business 40 Landsdowne Street, Cambridge, MA 02139 (“Licensee”) (hereinafter collectively referred to as the “Parties”), agree as follows:

A. BACKGROUND

A.1 The Regents and Intellikine, Inc. (“Original Licensee”) entered into an Exclusive License

Agreement dated August 10, 2007 and amended on March 13, 2009, July 8, 2009, and November 30, 2010 (hereinafter collectively referred to as the “Original Agreement”).

A.2 Takeda has acquired Original Licensee and has executed the Substitution of Parties Agreement per terms of the Original Agreement, as of January 6, 2012. All actions of Licensee under the Original Agreement are henceforth deemed to be actions of Takeda.

A.3 The Parties would like to further amend the Original Agreement to a) clarify certain Licensed Product naming designations, b) extend certain diligence milestones, c) update Use of Name provisions, and d) update the Notices section.

Exhibit 10.19

B. AMENDMENT

The Original Agreement is hereby amended as follows:

B.1 AMENDMENT ISSUE FEE

Licensee will pay to The Regents an Amendment Issue Fee of [***]. The

Amendment Issue Fee is non-refundable, non-cancelable and is not an advance, or otherwise creditable, against any amounts required to be paid by the Licensee under the terms of the Original Agreement.

B.2 In Paragraph 1.24-definition of “[***] Licensed Product” - the title is hereby changed to

“[***] Licensed Product” without altering the definition as specified in the Amendment #1 dated March 13, 2009. Further, the term “[***] Licensed Product”, in each occurrence of the Original Agreement, is to be replaced by “[***] Licensed Product”.

B.3 In Paragraph 1.23 - definition of “[***] Licensed Product” - the following sentence is added to the definition:

“For clarity, the clinical candidate known as [***] is to be considered solely a

[***] Licensed Product under this Agreement.”

B.4 In Paragraph 10.4 in Due Diligence; the phrase “[***]”, both occurrences (at lines 10 and 12), is hereby replaced by “[***]”.

B.5 Paragraph 10.5.2 in Due Diligence is hereby deleted and replaced by:

[***].

B.6 Article 17 (“Use of Names and Trademarks”) is hereby deleted and replaced by:

Nothing contained in this Agreement will be construed as conferring any right to either party to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other party (including a contraction, abbreviation or simulation of any of the foregoing), Without the Licensee's prior consent on a case-by-case basis, The Regents may list Licensee's name as a licensee of technology from The Regents and identify Intellikine, Inc. as a UCSF startup without further identifying the technology. Unless required by law or unless consented to in writing by Director of Technology Management, Office of Innovation, Technology, and Alliances, the use by the Licensee of the name “The Regents of the University of California” or the name of any campus of the University of California in advertising, publicity or other promotional activities is expressly prohibited. Licensee may also not use the name of HHMI or of any HHMI employee (including [***]) in a manner that reasonably could constitute an endorsement of a commercial Product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.

Exhibit 10.19

B.7 Paragraph 24.1 of the Original Agreement (“Notices”) is hereby deleted and replaced with:

Any notice or payment hereunder shall be deemed to have been properly given when sent in writing in English to the respective address below and shall be deemed effective:

31
on the date of delivery if delivered in person,
32
on the date of mailing if mailed by first-class certified mail, postage paid, or
33
on the date of mailing if mailed by any global express carrier service that requires the recipient to sign the documents demonstrating the delivery of such notice or payment, or
34
in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this Paragraph 24.1 (Notices), provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt.

In the case of Licensee:

Millennium Pharmaceuticals, Inc.

40 Landsdowne Street,

Cambridge, MA 02139

Attention: [***]

Email: [***]

In the case of The Regents:

For notices:

Office of Innovation, Technology, and Alliances

3333 California Street, Suite S-11

San Francisco, CA 94143-1209

(for express mail and deliveries use zip 94118)

Attention: [***]

Referring to: UC Case Nos. [***] as relevant

Email: [***]

For remittance of payments:

Innovation Alliances and Services

Attn: [***]

University of California

Office of the President

1111 Franklin Street, 5th Floor

Oakland, CA 94607-5200

Referring to: UC Case Nos. [***] as relevant

B.7 This Amendment shall be deemed an integral part of the Original Agreement. Except as

Exhibit 10.19

expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment shall constitute a legally binding Amendment to the Original Agreement. This Amendment shall be construed and interpreted pursuant to the laws stipulated in the Original Agreement.

This Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Amendment, a facsimile (including a PDF image delivered via email) copy of this Amendment, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Amendment based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective and duly authorized officers on the day and year written.

MILLENIUM PHARMACEUTICALS, INC. THE REGENTS OF THE UNIVERSITY
CALIFORNIA

By: /s/ Karoline K. Shair By: /s/ Sunita Rajdev

Name: Karoline K. Shair Name: Sunita Rajdev

Title: Deputy Chief IP Counsel Title: Associate Director

Date: 10/2/14 Date: 10/2/14

Exhibit 10.19

AMENDMENT NO. 5

to the

Exclusive License Agreement

dated August 10, 2007

and amended on March 13, 2009, July 8, 2009,

November 30, 2010 and September 8, 2014

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

TAKEDA PHARMACEUTICALS

Effective August 4, 2021, THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and acting through its Office of Technology Management, University of California San Francisco, 185 Berry Street, Suite 4603, San Francisco, CA 94107 (“UCSF”), and MILLENNIUM PHARMACEUTICALS, INC. (doing business as Takeda Pharmaceuticals International Co.), a Delaware corporation having a principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Licensee”) (UCSF and Licensee collectively referred to as the “Parties”), agree as follows:

A. BACKGOUND

A-1 The Regents and Intellikine, Inc. entered into an Exclusive License Agreement dated August 10, 2007, as amended on March 13, 2009, July 8, 2009, November 30, 2010 and September 8, 2014 (hereinafter collectively referred to as the “Original Agreement”), which Original Agreement was subject to the Substitution of Parties Agreement between Takeda and The Regents dated January 6, 2012.

A-2 To further clarify the confidentiality section (Section 31) of the Original Agreement, The Regents and Licensee wish to amend the Original Agreement for the purpose of authorizing the disclosure of certain Proprietary Information and provide a copy of the Original Agreement and this Amendment No. 5 to potential acquirer(s) of certain Licensee assets that relate to the Original Agreement.

B. AMENDMENT

The Original Agreement is hereby amended as follows:

B-1 Section 31.2 of the Original Agreement is amended to add the following sentences at the very end of the section: “Further, notwithstanding anything to the contrary in this Agreement, Licensee may disclose the other party’s Proprietary Information and provide a copy of the Original Agreement and this Amendment No. 5 to existing or prospective

Exhibit 10.19

acquirers and collaboration partners of Licensee (including in the context of an asset sale and not a whole company acquisition) in connection with transactions or prospective transactions under appropriate written confidentiality provisions. Existing or prospective acquirers and collaboration partners may only disclose Proprietary Information to those of its officers, directors, employees, agents, consultants, advisors and contractors who 1) require such Proprietary Information to assist such existing or prospective acquirers and collaboration partners in its evaluation of the Proprietary Information and 2) are bound by appropriate written confidentiality provisions and 3) may not use the Proprietary Information for any other purpose. Such officers, directors, en1ployees, agents, consultants, advisors and contractors may not disclose Proprietary Information to any third party.”

This Amendment No. 5 shall be deemed an integral part of the Original Agreement. Except as expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment No. 5 shall constitute a legally binding amendment to the Original Agreement. This Amendment No. 5 shall be construed and interpreted pursuant to the laws stipulated in the Original Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed these presents in duplicate by their duly authorized officers or representatives as of the date below:

MILLENNIUM PHARMACEUTICALS, INC. By:/s/ Beth Shafer Name: Beth Shafer Title: Head, Neuroscience, DDS and Externalization BD Date: Aug 4 2021	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA By: /s/ Gonzalo Barrera-Hernandez Name: Gonzalo Barrera-Hernandez Title: Sr. Associate Director Date: 08/04/2021

Exhibit 10.19

AMENDMENT NO. 6

to the

Exclusive License Agreement

dated August 10, 2007 between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

CALITHERA BIOSCIENCES, INC.

Effective February 1, 2022, THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California, 94607-5200, and acting through its Office of Technology Management, University of California San Francisco, 600 16th Street, Suite S272, San Francisco, CA 94143 (“UCSF”), and CALITHERA BIOSCIENCES, INC., a Delaware corporation having a principal place of business at 343 Oyster Point Blvd., Suite 200, South San Francisco, CA 94080 (“Licensee”) (UCSF and Licensee collectively referred to as the “Parties”), agree as follows:

BACKGROUND

The Regents and Intellikine, Inc. entered into an Exclusive License Agreement dated August 10, 2007, as amended on March 13, 2009, July 8, 2009, November 30, 2010, September 8, 2014, and August 4, 2021 (hereinafter collectively referred to as the “Original Agreement”), which Original Agreement was subject to the Substitution of Parties Agreement between Millennium Pharmaceuticals, Inc. and The Regents dated January 6, 2012, and to the Consent to Substitution of Party Agreement between Millennium Pharmaceuticals, Inc., The Regents, and Licensee dated October 18, 2021.

[***] Following the terms of Paragraph 10.6, Licensee has consulted with The Regents, and the Parties have determined that an extension of the Diligence Milestone described in Paragraph 10.5.3 is appropriate. [***] Accordingly, The Regents and Licensee wish to amend the Original Agreement to [***] extend this diligence timeline, and update the Notices section.

AMENDMENT

The Original Agreement is hereby amended as follows:

Paragraph A in the Background is hereby deleted and replaced by:

Exhibit 10.19

A. “Certain inventions, generally characterized as [***], (collectively, the “Invention”) were made in the course of research by employees of UCSF, Howard Hughes Medical Institute, and/or Bioseek, and are claimed in the Patent Rights as defined below.”

Paragraph 1.33 (“Patent Rights”) is hereby deleted and replaced by the following table:

UC Case Number	United States Application Number	Filing or Issue Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Paragraph 1.44 is hereby deleted.

Paragraph 9.1 (“Milestone Payments”) is hereby deleted and replaced by:

9.1 With respect to each [***] Licensed Product and [***] Licensed Product, the Licensee will pay to The Regents the following amounts for each milestone below achieved by the Licensee or any Affiliate, Joint Venture, or Sublicensee, which will be non-refundable and which may not be credited against any other amounts owed to The Regents by the Licensee under this Agreement (each a “Milestone Payment”):

9.1.l [***];

9.1.2 [***];

9.1.3 [***];

9.1.4 [***];

9.1.5 [***]; and

9.1.6 [***].

Paragraph 10.3 in Due Diligence is hereby deleted and replaced by:

10.3 [***]

Paragraph 10.4 in Due Diligence is hereby deleted and replaced by:

Left intentionally blank.

Paragraph 10.5.3 in Due Diligence is hereby deleted and replaced by:

[***]

Paragraph 10.9 is hereby deleted.

Paragraph 24.1 of the Original Agreement (“Notices”) is hereby deleted and replaced with:

Any notice or payment hereunder shall be deemed to have been property given when sent in writing in English to the respective address below and shall be deemed effective:

on the date of delivery if delivered in person, on the date of mailing if mailed by first-class certified mail, postage paid, or on the date of mailing if mailed by any global express carrier

Exhibit 10.19

service that requires the recipient to sign the documents demonstrating the delivery of such notice or payment, or in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this Paragraph 24.1 (Notices), provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt.

In the case of Licensee:

Calithera Biosciences, Inc.
343 Oyster Point Blvd., Suite 200
South San Francisco, CA 94080
Attention: [***]
Email: [***]

With a copy to:

Calithera Biosciences, Inc.
343 Oyster Point Blvd., Suite 200
South San Francisco, CA 94080
Attention: [***]
Email: [***]

In the case of The Regents:

For notices:

University of California, San Francisco
Innovation Ventures, Office of Technology Management, Box 2142
600 16th Street, Suite S272
San Francisco, CA 94143
(for Fed-Ex use postal code 94158)
Attention: [***]
Referring to: [***]
Email: [***]

For remittance of payments:

Innovation Alliances and Services
Attn: Accounts Receivable
University of California Office of the President
1111 Franklin Street, 5th Floor
Oakland, CA 94607-5200
Referring to: [***]

This Amendment No. 6 shall be deemed an integral part of the Original Agreement. Except as expressly set forth herein, all provisions of the Original Agreement shall remain unchanged and in full force and effect. The Parties express herein their mutual intention that this Amendment No. 6 shall constitute a legally binding amendment to the Original Agreement. This Amendment No. 6 shall be construed and interpreted pursuant to the laws stipulated in the Original Agreement.

This Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Amendment, a PDF copy of this Amendment, including signature pages, will be deemed an original.

Exhibit 10.19

IN WITNESS WHEREOF, the Parties hereto have executed these presents in duplicate by their duly authorized officers or representatives as of the date below:

The Regents of the University of California	Calithera Biosciences, Inc.
By: Name: Gonzalo Barrera-Hernandez Title: Director Date: 2/4/2022	By: Name: Susan M. Molineaux, Ph.D. Title: President & Chief Executive Officer Date: 2/8/2022